UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. _____]

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GARMIN LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GARMIN LTD.

NOTICE AND PROXY STATEMENT

for

The Annual General Meeting of Shareholders

to be held

Friday, June 5, 2009

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card
and promptly return it in the enclosed envelope.
  If you reviewed your materials electronically or through a broker or other nominee,
 please follow the instructions provided.

This Notice and Proxy Statement, the accompanying Proxy Card and the 2008 Annual Report are first being furnished on or about April 21, 2009.

Garmin Ltd.
P.O. Box 10670
Grand Cayman KY1-1006
Suite #3206B
45 Market Street
Gardenia Court
Camana Bay
Cayman Islands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 5, 2009

We cordially invite you to attend the Annual General Meeting (the “Annual Meeting”) of Shareholders of Garmin Ltd., a Cayman Islands company, (“Garmin” or the “Company”) to be held at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas, 66221, USA, at 10:00 a.m. Central Time, on Friday, June 5, 2009, to consider and vote upon the following matters:

1.	Election of two directors;

2.	Ratification of the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm for the 2009 fiscal year;

3.	Approval of an Amendment to the Garmin Ltd. 2005 Equity Incentive Plan;

4.	Approval of an Amendment to the Garmin Ltd. 2000 Non-Employee Directors’ Option Plan; and

5.	Consideration of such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

In accordance with the Company’s Articles of Association, the Company’s audited consolidated financial statements for the fiscal year ending December 27, 2008 will be presented at the Annual Meeting. There is no requirement under the Company’s Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

Shareholders of record at the close of business on April 9, 2009 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet.  We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee, and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A., and to participants in the Garmin International, Inc. 401(k) and Pension Plan with a beneficial interest in our shares.   We believe these rules allow us to provide our shareholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting.

If you received the Notice, you can access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail.  Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice.

Please vote your shares regardless of whether you plan to attend the Annual Meeting. If you received these proxy materials through the mail, please use the enclosed Proxy Card to direct the vote of your shares, regardless of whether you plan to attend the Annual Meeting. Please date the Proxy Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States, or you may vote by Internet or telephone using the instructions provided on the Proxy Card. If you received the Notice and reviewed the proxy materials on the Internet, please follow the instructions included in the Notice.

Any shareholder who may need special assistance or accommodation to participate in the Annual Meeting because of a disability should contact Garmin’s Corporate Secretary at the above address or call (913) 440-1355.  To provide Garmin sufficient time to arrange for reasonable assistance, please submit all such requests by June 1, 2009.

By Order of the Board of Directors,

April 21, 2009	Andrew R. Etkind
Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 5, 2009

This Proxy Statement and our 2008 Annual Report are available at http://materials.proxyvote.com/G37260

Garmin Ltd.
P.O. Box 10670
Grand Cayman KY1-1006
Suite #3206B
45 Market Street
Gardenia Court
Camana Bay
Cayman Islands

PROXY STATEMENT

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (“Board”) of Garmin Ltd., a Cayman Islands company (“Garmin” or the “Company” ) for use at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m., Central Time, on Friday, June 5, 2009, at the Ritz Charles, 9000 West 137th Street, Overland Park, Kansas, 66221, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of Annual General Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being furnished to shareholders on or about April 21, 2009.

INFORMATION CONCERNING SOLICITATION AND VOTING

 We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee (“Broker Customers”), and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A. (“Record Holders”), and to participants in the Garmin International, Inc. 401(k) and Pension Plan with a beneficial interest in our shares (“Plan Participants”).

Proposals

At the Annual Meeting, the Garmin Board intends to ask you to vote on:

(1)	the election of two directors;

(2)	the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) to be the Company’s independent registered public accounting firm for the 2009 fiscal year;

(3)	the approval of an amendment to the Garmin Ltd. 2005 Equity Incentive Plan; and

(4)	the approval of an amendment to the Garmin Ltd. 2000 Non-Employee Directors’ Option Plan.

In accordance with the Company’s Articles of Association, the Company’s audited consolidated financial statements for the fiscal year ending December 27, 2008 will be presented at the Annual Meeting. There is no requirement under the Company’s Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Garmin Board knows of no other matters that will be presented or voted on at the Annual Meeting.

Record Date and Shares Outstanding

Shareholders of record at the close of business on April 9, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 200,286,964 common shares, par value $0.005 per share (“Common Shares”).

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, the Company will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of the Company registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

Each shareholder is entitled to one vote on each proposal presented in this Proxy Statement for each share held as of the Record Date.  There is no cumulative voting in the election of directors. The required quorum for the transaction of business at the Annual Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the Common Shares issued and outstanding on the Record Date. The affirmative vote of the holders of a majority of the Common Shares represented and voting at the Annual Meeting in person or by proxy is required for the election of directors, for the amendment of the Garmin Ltd. 2005 Equity Incentive Plan, for the amendment of the Garmin Ltd. 2000 Non-Employee Directors’ Option Plan and for ratification of the appointment of Ernst & Young.  Shareholder ratification of the appointment of Ernst & Young is not required, but your views are important to the Audit Committee and the Board.  If shareholders do not ratify the appointment of Ernst & Young, our Audit Committee will reconsider the appointment of Ernst & Young as Garmin’s independent auditor.

Abstentions and Broker Non-Votes

Pursuant to Cayman Islands law, (i) Common Shares represented at the Annual Meeting whose votes are withheld on any matter, and (ii) Common Shares which are represented by “broker non-votes” (i.e., shares held by brokers or nominees which are represented at the Annual Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are not included in the determination of the shares voting on such matter but are counted for quorum purposes.

How Shareholders Vote

Record Holders, Plan Participants and Broker Customers holding Common Shares on the Record Date (directly or through a broker or other nominee) may vote (or in the case of Plan Participants, may direct the trustee of the Garmin International, Inc. 401(k) and Pension Plan to vote) such shares as follows:

Common Shares of Record

Record Holders may only vote their shares if they or their proxies are present at the Annual Meeting. Record Holders may appoint as their proxy the Proxy Committee, which consists of officers of the Company whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the Record Holder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

If a properly executed and unrevoked Proxy Card does not specify how the Common Shares represented thereby are to be voted, the Proxy Committee intends to vote such shares (i) for the election as directors of the persons nominated by the Company’s Board of Directors (“Board Nominees”), (ii) for the ratification of the appointment of Ernst & Young to be the Company’s independent registered public accounting firm for the 2009 fiscal year, (iii) for the amendment of the Garmin Ltd. 2005 Equity Incentive Plan, (iv) for the amendment of the Garmin Ltd. 2000 Non-Employee Directors’ Option Plan; and (v) in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

Common Shares Held Under the 401(k) Plan

On the voting instructions card, Plan Participants may instruct the trustee of our 401(k) Plan how to vote the Common Shares allocated to their respective participant accounts. The trustee will vote all allocated Common Shares accordingly. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those Common Shares for which instructions were actually received from Plan Participants. The trustee of our 401(k) Plan may vote Common Shares allocated to the accounts of the 401(k) Plan participants either in person or through a proxy.

Common Shares Held Through a Broker or Other Nominee

Each broker or nominee must solicit from the Broker Customers directions on how to vote the Common Shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward the Notice to the Broker Customers, at the reasonable expense of the Company if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Brokers who are members of the New York Stock Exchange (“NYSE”) may vote the shares of Broker Customers on routine matters, including the election of directors and ratification of the appointment of independent auditors, when they have not received directions from the Broker Customers.

Revoking Proxy Authorizations or Instructions

Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan votes), votes of Record Holders and voting instructions of Plan Participants may be recast with a later-dated, properly executed and delivered Proxy Card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Record Holder, the Record Holder either (i) attends the Annual Meeting and casts a ballot at the meeting or (ii) delivers a written revocation to the Corporate Secretary of the Company at any time before the Chairman of the Annual Meeting closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.

Attendance and Voting in Person at the Annual Meeting

Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of the Company. Plan Participants and Broker Customers, absent special direction to the Company from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders may vote by casting a ballot at the Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, the Company had outstanding 200,286,964 Common Shares. The following table contains information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and the executive officers who are named in the Summary Compensation Table; and (iii) all of the directors and the named executive officers as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to the Company’s knowledge the holders listed below have sole voting and dispositive power. No officer or director of the Company owns any equity securities of any subsidiary of the Company.

			Percent of
Name and Address	Common Shares(1)		Class(2)

Danny J. Bartel Vice President, Worldwide Sales of Garmin International, Inc.	123,347	(3)	*

Gary L. Burrell(4) Shareholder	29,563,570	(5)	14.7%

Ruey-Jeng Kao(6) Shareholder	12,944,962		6.4%

Gene M. Betts Director	13,087	(7)	*

Donald H. Eller, Ph.D. Director	900,786	(8)	*

Andrew R. Etkind Vice President, General Counsel and Corporate Secretary	135,576	(9)	*

Min H. Kao, Ph.D. Director, Chairman and CEO	44,017,580	(10)	21.9%

Charles W. Peffer Director	13,538	(11)	*

Clifton A. Pemble Director, President and COO	129,176	(12)	*

Kevin Rauckman Chief Financial Officer and Treasurer	108,056	(13)	*

Thomas A. McDonnell Director	60,593	(14)	*

Directors and Named Executive Officers as a Group (9 persons)	45,501,739	(15)	22.7%

*        Less than 1% of the outstanding Common Shares

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the Company’s knowledge, each shareholder named in the table has sole voting power and dispositive power with respect to the shares set forth opposite such shareholder’s name.

(2)	The percentage is based upon the number of shares outstanding as of the Record Date and computed as described in footnote (1) above.
(3)
Mr. Bartel’s beneficial ownership includes 64,600 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date and 271 shares that were purchased for Mr. Bartel’s account in June 2008 as a participant in the Company’s Employee Stock Purchase Plan.  The number of Common Shares reported includes 1,400 shares held in an account on which Mr. Bartel’s spouse has signing authority, over which Mr. Bartel does not have any voting or dispositive power.  Mr. Bartel disclaims beneficial ownership of those shares held in the account on which his spouse has signing authority.

(4)	Mr. Burrell’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(5)
The number of Common Shares reported includes 863,570 Common Shares held by Judith M. Burrell, Mr. Burrell’s wife, over which Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife.

(6)
Mr. Kao’s address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. Mr. Kao is the brother of Dr. Min Kao. The information is based on Amendment No. 4 dated January 17, 2006 to a Schedule 13G dated February 9, 2001.

(7)	Mr. Betts’ beneficial ownership consists of 7,087 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(8)	Dr. Eller’s beneficial ownership includes 20,786 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(9)
Mr. Etkind’s beneficial ownership includes 1,106 shares held in the 401(k) Plan, 121,200 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date, and 220 shares that were purchased for Mr. Etkind’s account in June 2008 as a participant in the Company’s Employee Stock Purchase Plan.

(10)
Dr. Kao’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.  Of the 44,017,580  Common Shares, (i) 10,366,188 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 28,443,568 Common Shares are held by revocable trusts established by Dr. Kao’s children over which Dr. Kao has shared voting and dispositive power, and (iii) 5,207,824 Common Shares are held by a revocable trust established by Dr. Kao’s wife, over which Dr. Kao does not have any voting or dispositive power. Dr. Kao disclaims beneficial ownership of those shares owned by the revocable trust established by his wife and by the revocable trusts established by his children.

(11)	Mr. Peffer’s beneficial ownership includes 9,938 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(12)
Mr. Pemble’s beneficial ownership includes 120,400 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date and 271 shares that were purchased for Mr. Pemble’s account in June 2008 as a participant in the Company’s Employee Stock Purchase Plan.

(13)
Mr. Rauckman’s beneficial ownership includes 98,200 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date and 271 shares that were purchased for Mr. Rauckman’s account in June 2008 as a participant in the Company’s Employee Stock Purchase Plan. The number of Common Shares reported includes 5,100 Common Shares held by a revocable trust established by Mr. Rauckman’s wife, over which Mr. Rauckman does not have any voting or dispositive power, and 300 shares held by revocable trusts established by his children. Mr. Rauckman disclaims beneficial ownership of these shares owned by the revocable trusts established by his wife and children.

(14)	Mr. McDonnell’s beneficial ownership includes 20,593 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(15)
The number includes 462,804 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date. Individuals in the group have disclaimed beneficial ownership as to a total of 34,521,762 of the shares listed.

PROPOSAL ONE – ELECTION OF TWO DIRECTORS

The Company’s Articles of Association classify the Company’s Board of Directors into three classes and stagger the three year terms of each class to expire in consecutive years.

The Company’s nominees for election at this Annual Meeting are Min H. Kao and Charles W. Peffer.  Dr. Kao and Mr. Peffer are being nominated as Class III directors to hold office for a three-year term expiring at the annual general meeting in 2012.

Dr. Kao and Mr. Peffer are currently directors of the Company, having been elected at the Company’s annual general meeting in 2006 for a term expiring on the date of this Annual Meeting.  Dr. Kao and Mr. Peffer have each indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If either or both of these nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Company’s Board of Directors.

Min H. Kao, age 60, has served as Chairman of the Company since August 2004 and was previously Co-Chairman of the Company from August 2000 to August 2004. He has served as Chief Executive Officer of the Company since August 2002 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. Dr. Kao has served as a director and officer of various subsidiaries of the Company since August 1990. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University.

Charles W. Peffer, age 61, has been a director of the Company since August 2004. Mr. Peffer was a partner in KPMG LLP and its predecessor firms from 1979 to 2002 when he retired. He served in KPMG’s Kansas City office as Partner in Charge of Audit from 1986 to 1993 and as Managing Partner from 1993 to 2000. Mr. Peffer is a director of NPC International, Inc. and of the Commerce Funds, a family of eight mutual funds.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THESE NOMINEES.

THE BOARD OF DIRECTORS

Information about present directors

In addition to the Board nominees who are described under Proposal One – Election of Two Directors, the following individuals are also on the Company’s Board, for a term ending on the date of the annual general meeting of shareholders in the year indicated.

Directors Serving Until the Annual General Meeting in 2010

Gene M. Betts, age 56, has been a director of the Company since March 2001.  Mr. Betts has been the Chief Financial Officer of Embarq Corporation since May, 2006.  He previously served as Senior Vice President-Finance at Sprint Nextel Corporation’s local telecommunications division from August 2005 to May 2006 and as Senior Vice President – Finance and Treasurer of Sprint Corporation from 1998 until August 2005.  Mr. Betts is a Certified Public Accountant. Prior to joining Sprint he was a partner in Arthur Young & Co. (now Ernst & Young). Mr. Betts is a director of seven registered investment companies in the Buffalo Funds complex.

Thomas A. McDonnell, age 63, has been a director of the Company since March 2001. Mr. McDonnell has been President of DST Systems, Inc. (“DST”) since January 1973 (except for a 30-month period from October 1984 to April 1987), Chief Executive Officer of DST since 1984 and a director of DST since 1971. He is also a director of Blue Valley Ban Corp., Commerce Bancshares, Inc., Euronet Worldwide, Inc. and Kansas City Southern.

Directors Serving Until the Annual General Meeting in 2011

Donald H. Eller, age 66, has been a director of the Company since March 2001. Dr. Eller has been a private investor since January 1997. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996 he served as a consultant on Global Positioning Systems and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas.

Clifton A. Pemble, age 43, has served as a director of the Company since August 2004 and has been President and Chief Operating Officer of the Company since October 2007. He has served as a director and officer of various subsidiaries of the Company since August 2003. He has been President and Chief Operating Officer of Garmin International, Inc. since October 2007.  Previously, he was Vice President, Engineering of Garmin International, Inc. from 2005 to October 2007, Director of Engineering of Garmin International, Inc. from 2003 to 2005, Software Engineering Manager of Garmin International, Inc. from 1995 to 2002, and a Software Engineer with Garmin International, Inc. from 1989 to 1995. Garmin International, Inc. is a subsidiary of the Company. Mr. Pemble holds BA degrees in Mathematics and Computer Science from MidAmerica Nazarene University.

Director Independence

The Board of Directors has determined that Messrs. Betts, Eller, Peffer and McDonnell, who constitute a majority of the Board, are independent directors as defined in the listing standards for the Nasdaq Stock Market.

Board of Directors Meetings and Standing Committee Meetings

Meetings

The Board of Directors held six meetings and took action by unanimous written consent twice during the fiscal year ended December 27, 2008.  Four executive sessions of the independent directors were held in 2008. The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”). During the 2008 fiscal year, the Audit Committee held five meetings and took action by unanimous written consent once, the Compensation Committee held five meetings and took action by unanimous written consent once, and the Nominating Committee held one meeting. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served. It is the Company’s policy to encourage directors to attend the Company’s Annual Meeting. All of the directors of the Company attended the 2008 annual general meeting.

Audit Committee

Messrs. Peffer (Chairman), Betts and McDonnell serve as the members of the Audit Committee.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on the Company’s website at www.garmin.com. The functions of the Audit Committee include overseeing the Company’s financial reporting processes on behalf of the Board, and appointing, and approving the fee arrangement with, Ernst & Young, the Company’s independent registered public accounting firm. The Board of Directors has determined that Mr. Betts, Mr. Peffer and Mr. McDonnell are “audit committee financial experts” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that all the members of the Audit Committee are independent (as defined by the listing standards of the Nasdaq Stock Market).

Compensation Committee

Messrs. Betts (Chairman), Eller, Peffer and McDonnell serve as the members of the Compensation Committee.  The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at www.garmin.com ..  The primary responsibilities of the Compensation Committee are to (a) review, approve and oversee the Company’s compensation programs, objectives and policies for senior executives, (b) ensure that the Company’s compensation programs and practices are effective in attracting, retaining and motivating highly qualified executives, (c) determine the Chief Executive Officer’s compensation level and the components and structure of his compensation package, (d) recommend to the Board the respective compensation levels of the other principal senior officers and the components and structure of their compensation packages, (e) review and approve any employment, change of control or severance agreements with the Chief Executive Officer and other principal senior officers, (f) review and approve executive compensation disclosures made in the Company’s proxy statements, (g) recommend to the Board any changes in the amount, components and structure of compensation paid to non-employee directors, (h) serve as the Committee administering the Company’s equity-based incentive plans, and (i) annually review with management succession plans for all principal senior officers.  The Board of Directors has determined that all the members of the Compensation Committee are independent (as defined by the listing standards of the Nasdaq Stock Market).  The processes and procedures for considering and determining executive compensation, including the Compensation Committee’s authority and role in the process, its delegation of authority to others, and the roles of Garmin executives and third-party executive compensation consultants in making decisions or recommendations on executive compensation, are described in “Executive Compensation Matters – Compensation Discussion and Analysis” below.

Nominating and Corporate Governance Committee

Messrs. Betts, Eller (Chairman), Peffer and McDonnell serve as the members of the Nominating Committee. The Board of Directors has adopted a written charter for the Nominating Committee.  A copy of the Nominating Committee Charter is available on the Company’s website at www.garmin.com.   The primary responsibilities of the Nominating Committee are to (a) evaluate the composition, size, role and functions of the Board and its committees to oversee the business of the Company, (b) determine director selection criteria, (c) recommend and evaluate nominees for election to the Board, (d) advise the Board on committee appointments and removals, (e) evaluate the financial literacy of the Audit Committee members, (f) evaluate the independence of director nominees and Board members under applicable laws, regulations and stock exchange listing standards, (g) create and implement a process for the Board to annually evaluate its performance, and (h) recommend to the Board Corporate Governance Guidelines and review such Guidelines periodically.  The Board of Directors has determined that all the members of the Nominating and Corporate Governance Committee are independent (as defined by the listing standards of the Nasdaq Stock Market).

In selecting candidates for nomination at the annual meeting of the Company’s shareholders, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the meeting desire and are qualified to continue their service on the Board. The Nominating Committee is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Board the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to their work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee’s criteria for membership on the Board, whom the Nominating Committee believes will continue to make a valuable contribution to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board vacancies and the Nominating Committee does not re-nominate a qualified incumbent, the Nominating Committee will consider and evaluate director candidates recommended by the Board, members of the Nominating Committee, management and any shareholder owning one percent or more of the Company’s outstanding Common Shares.

The Nominating Committee will use the same criteria to evaluate all director candidates, whether recommended by the Board, members of the Nominating Committee, management or a one percent shareholder. A shareholder owning one percent or more of the Company’s outstanding Common Shares may recommend director candidates for consideration by the Nominating Committee by writing to the Company Secretary, by facsimile at (345) 640-9051 or by mail at Garmin Ltd., P.O. Box 10670, Grand Cayman KY1-1006, Suite #3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands. Any such recommendation must be delivered to the Company Secretary not less than 180 days prior to the annual general meeting at which the candidate is proposed for consideration as a nominee. The recommendation must contain the proposed candidate’s name, address, biographical data, a description of the proposed candidate’s business experience, a description of the proposed candidate’s qualifications for consideration as a director, a representation that the nominating shareholder is a beneficial or record owner of one percent or more of the Company’s outstanding shares (based on the number of outstanding shares reported on the cover page of the Company’s most recently filed Annual Report on Form 10-K) and a statement of the number of the Company’s shares owned by such shareholder. The recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director of the Company if nominated and elected. A shareholder may not recommend him or herself as a director candidate.

The Nominating Committee requires that a majority of the Company’s directors be independent and that any independent director candidate meet the definition of an independent director under the listing standards of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee also requires that at least one independent director qualify as an audit committee financial expert. The Nominating Committee also requires that an independent director candidate should have either (a) at least ten years experience at a policy-making level or other level with significant decision-making responsibility in an organization or institution or (b) a high level of technical knowledge or business experience relevant to the Company’s technology or industry. In addition, the Nominating Committee requires that an independent director candidate have such financial expertise, character, integrity, ethical standards, interpersonal skills and time to devote to Board matters as would reasonably be considered to be appropriate in order for the director to carry out his or her duties as a director.

In evaluating a director candidate (including the nomination of an incumbent director), the Nominating Committee considers, among other things, whether the candidate meets the Nominating Committee’s requirements for independent director candidates, if applicable. The Nominating Committee also considers a director candidate’s skills and experience in the context of the perceived needs of the Board at the time of consideration. Additionally, in recommending an incumbent director for re-election, the Nominating Committee considers the nominee’s prior service to the Company’s Board and continued commitment to service on the Board.

Shareholder Communications with Directors

The Board of Directors has established a process to receive communications from shareholders. Shareholders may communicate with the Board or with any individual director of the Company by writing to the Board or such individual director in care of the Company Secretary, by facsimile at (345) 640-9051 or by mail at Garmin Ltd., P.O. Box 10670, Grand Cayman KY1-1006, Suite #3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands. All such communications must identify the author as a shareholder, state the number of shares owned by the author and state whether the intended recipients are all members of the Board or just certain specified directors. The Company Secretary will make copies of all such communications and send them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation; Certain Relationships

None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. During 2008, the Company had no compensation committee interlocks of the type required to be disclosed by the rules of the SEC.

The Company has adopted a written policy for the review by the Audit Committee of transactions in which the Company is a participant and any related person will have a direct or indirect material interest in the transaction.  This policy is generally designed to cover those related party transactions that would be required to be disclosed in a proxy statement, annual report on Form 10-K or registration statement pursuant to Item 404(a) of Regulation S-K.  However, the policy is more encompassing in that the amount involved in a transaction covered by the policy must only exceed $60,000 while disclosure under Item 404(a) is required only if the amount involved exceeds $120,000.  The policy defines the terms "transaction," and "related person" in the same manner as Item 404(a) of Regulation S-K.

If the nature of the timing of a related party transaction is such that it is not practical to obtain advance approval by the Audit Committee, then management may enter into it, subject to ratification by the Audit Committee.  If ratification is not subsequently obtained, then management must take all reasonable efforts to cause the related person transaction to be null and void.

The Audit Committee will approve or ratify only those related party transactions that it determines in good faith are in, or are not inconsistent with, the best interests of the Company and its shareholders.  In making that determination, the Audit Committee shall consider all of the relevant facts and circumstances available to it, including the benefits to the Company and whether the related party transaction is on terms and conditions comparable to those available in arms-length dealing with an unrelated third party that can provide comparable products or services.

The Audit Committee will also annually review ongoing related party transactions after considering all relevant facts and circumstances.  The Audit Committee will then determine if those transactions should be terminated or modified based on whether it is still in the best interests, or not inconsistent with the best interests, of the Company and its shareholders.

Non-Management Director Compensation

Each director of Garmin, who is not an officer or employee of the Company or of a subsidiary of the Company, is compensated for service on the Board and its committees.  The annual director compensation package at Garmin is designed to attract and retain highly-qualified, independent professionals to represent the Company’s shareholders.

Garmin’s 2008 director compensation package was comprised of cash (annual board and committee chair retainers) and stock option grants.

Each director, who is not an officer or employee of Garmin or its subsidiaries (a “Non-Management Director”), was paid an annual retainer of $50,000.  Each Non-Management Director, who chairs a standing committee of the Board (other than the Audit Committee), also received an annual retainer of $5,000.  The Non-Management Director who chairs the Audit Committee received an annual retainer of $10,000.  In addition, each Non-Management Director was paid $1,500 for each Board meeting convened in person and $500 for attending each Board meeting convened by teleconference.  For each Audit Committee meeting convened in person or by teleconference, each Non-Management Director was paid $1,000.  For each Compensation Committee or Nominating Committee meeting, convened on a separate day from a Board meeting, each Non-Management Director was paid $1,500 for each committee meeting convened in person and $500 for attending each meeting convened by teleconference.  Directors are also reimbursed for reasonable travel expenses for attending Board and Committee meetings.

The Non-Management Directors may also be granted awards, including among others, options to buy Common Shares, pursuant to the 2000 Non-Employee Directors’ Option Plan, as determined by the Compensation Committee (as defined in such plan).

Each year at the annual general meeting, each Non-Management Director will automatically be granted an option for a number of Common Shares equal to four times the annual retainer divided by the fair market value of a share on the grant date.  If a Non-Management Director first joins the Board at a time other than the annual general meeting, he or she will receive a pro-rata grant for that year.  The option price per share will be 100% of the fair market value of a share on the date of grant based on the closing stock price on that day.  The options vest in equal installments over three years, subject to acceleration in the event the Non-Management Director terminates his or her directorship on the account of death, disability or an involuntary termination within one year after a change in control of Garmin.  These options have a term of 10 years.  As set forth in Proposal Four, Garmin has  proposed to amend the 2000 Non-Employee Directors’ Option Plan so that the Board, if it elects to do so, may adjust from time to time the automatic option grant formula.

Garmin does not have formal stock ownership guidelines for its directors.

Under Taiwan banking practice, the chairman of a company is generally required to personally guarantee the company’s loans and mortgages. During 2008, Dr. Kao, as chairman of Garmin Corporation, a Taiwan subsidiary of the Company, received compensation from Garmin Corporation in the amount of $53,126 for his personal guarantee of Garmin Corporation’s obligations.

2008 Non-Management Director Compensation

The following table shows the compensation paid to our Non-Management Directors in 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	SAR/Option Awards ($) [1]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gene Betts	$68,500		$37,151	$-	$-	$-	$105,651

Donald Eller	$68,500		$37,151	$-	$-	$-	$105,651

Thomas McDonnell	$63,500		$35,492	$-	$-	$-	$98,992

Charles Peffer	$73,500		$41,019	$-	$-	$-	$114,519

1 This column shows the dollar amount expensed for financial reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted in 2008 as well as prior fiscal years in accordance with FAS 123R.  The grant date fair value of stock options granted in 2008 to Messrs. Betts, Eller, McDonnell and Peffer was $72,437 for each of the non-management directors.    As of December 27, 2008, Messrs. Betts, Eller, McDonnell and Peffer, respectively, owned 10,156, 23,855, 23,630, and 13,080 outstanding stock option awards.

PROPOSAL TWO:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young has acted as the Company’s independent registered public accounting firm since 2000 and has been appointed by the Audit Committee to audit and certify the Company’s financial statements for the fiscal year ending December 26, 2009.

Representatives of Ernst & Young will be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of Common Shares present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of this appointment.  If the Company’s shareholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider whether to appoint Ernst & Young as the Company’s independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS GARMIN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR.

PROPOSAL THREE:  APPROVAL OF AMENDMENT TO GARMIN LTD. 2005 EQUITY INCENTIVE PLAN

Garmin's 2005 Equity Incentive Plan, which was approved by Garmin's shareholders on June 3, 2005, provides for grants of non-qualified stock options; incentive stock options; restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares.  Employees of Garmin or any majority owned subsidiary are eligible for awards.  The Compensation Committee selects the grantees and determines the types and terms of the awards granted.  Generally, the per share exercise price of an option and the per share strike price of a stock appreciation right must be at least the fair market value of a common share as of the grant date.  The plan provides that vesting of outstanding awards will be accelerated if, within one year after a change in control of Garmin, Garmin terminates the grantee's employment (other than for death, disability or cause) or the grantee terminates the employment because of a diminution in compensation or status or a required move of 50 miles.

Garmin believes that equity compensation aligns the interests of management and employees with the interests of other shareholders.  Garmin currently provides for equity incentive compensation through the 2005 Equity Incentive Plan.  As of April 6, 2009, 1,828,668 shares remained available for issuance under the 2005 Equity Incentive Plan.  Awards under the plan relating to a total of 2,257,850 Garmin shares were granted to employees in 2008.  Amendments to the 2005 Equity Incentive Plan are being proposed for shareholder approval so that Garmin can continue to grant equity compensation to employees and utilize more performance-based awards.  The Board has approved the proposed amendments, subject to shareholder approval.  The amendments will not be effective unless and until we obtain shareholder approval.  If our shareholders approve the amendments, the amendments will be effective as of June 5, 2009.

The following general description of material features of the 2005 Equity Incentive Plan, as proposed to be amended, is qualified in its entirety by reference to the provisions of the 2005 Equity Incentive Plan, as proposed to be amended, set forth in Schedule 1.

Proposed Changes to the 2005 Equity Incentive Plan

Some of the material proposed changes to the 2005 Equity Incentive Plan are as follows:

•
Although there is no overall increase in the maximum number of shares available for issuance under the plan, the plan has been amended to increase the limit of restricted shares, restricted stock units and performance shares that may be issued under the plan from 2 million to 3 million.

•
We modified the 2005 Equity Incentive Plan such that all types of awards eligible to be granted may become exercisable, vested or paid based on the achievement of performance goals (rather than only the lapse of time) and such that the awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986.  In addition we have expanded the list of eligible business criteria upon which such performance-based goals under the 2005 Equity Incentive Plan may be based.

•
Unless completed as part of a broader corporate transaction or reorganization, we have limited our ability to substitute or replace stock options or stock appreciation rights if such an action would constitute a repricing of the stock option or stock appreciation right.

•
We have expanded our ability to modify the terms of outstanding equity awards in connection with a Change of Control, separation, spin-off, sale of a material portion of our assets or a "going-private" transaction.

General

The 2005 Equity Incentive Plan provides for grants of non-qualified stock options; incentive stock options; restricted shares, restricted stock units, bonus shares, stock appreciation rights, performance units and performance shares.  The objectives of the plan are to strengthen our employees' commitment to the success of Garmin, to stimulate our employees' efforts on behalf of Garmin and to help Garmin attract new employees and retain existing employees.

Eligibility and Limits on Awards

Any employee, including officers, of Garmin or any majority owned subsidiary is eligible to receive awards under the 2005 Equity Incentive Plan.  As of April 6, 2009, there were 7_executive officers and approximately 2,364 employees other than executive officers who are eligible to receive awards under the plan.  No determination has been made as to which of Garmin's employees will receive grants under the 2005 Equity Compensation Plan, and, therefore the benefits to be allocated to any individual or to any group of employees are not presently determinable.

The 2005 Equity Incentive Plan places limits on the maximum amount of awards that may be granted to any employee in any five (5) year period. Under the 2005 Equity Incentive Plan, no employee may receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, bonus shares, performance units or performance shares that cover in the aggregate more than two million (2,000,000) shares in any five (5) year period.

Administration

The 2005 Equity Incentive Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The Board or Committee will select the eligible employees to whom awards will be granted and will set the terms of such awards, including any performance goals applicable to annual and long-term incentive awards.  The Board or Committee may delegate its authority under the 2005 Equity Incentive Plan to officers of Garmin, subject to guidelines prescribed by the Board or Committee, but only with respect to employees who are not subject to Section 16 of the Exchange Act or whose compensation may not be deductible pursuant to Section 162(m) of the Internal Revenue Code.

Shares Reserved for Awards

The 2005 Equity Incentive Plan provides for up to 10,000,000 common shares to be used for awards.  This represents approximately 5% of the common shares outstanding as of the Record Date.  The shares may only be newly issued shares and to the extent that any award under the 2005 Equity Incentive Plan is exercised, cashed out, terminates, expires or is forfeited without payment being made in the form of our common shares, the shares subject to such award that were not so paid will again be available for issuance under the 2005 Equity Incentive Plan.  However, any shares withheld for the purpose of satisfying any tax withholding obligation will be counted against the authorized limit and not be available for issuance.  If a stock appreciation right award or a similar award based on the spread value of our common shares is exercised, only the number of our common shares issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the 2005 Equity Incentive Plan.  Unless otherwise determined by the Committee, stock options may be exercised by payment in cash, by tendering common shares to us in full or partial payment of the exercise price, or by a "net exercise" arrangement under which the number of common shares to be delivered upon exercise will be reduced by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price.

The number of our common shares authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as the Board or the Committee determines to require an equitable adjustment.  The 2005 Equity Incentive Plan will remain in effect until all the common shares available have been used to pay awards, subject to the right of the Board to amend or terminate the 2005 Equity Incentive Plan at any time.

General Terms of Awards

The Board or the Committee will select the grantees and set the term of each award, which may not be more than ten years.  The Board or the Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, and, if applicable the form of consideration payable upon exercise, the period in which the award may be exercised after termination of employment, and all other matters.  The exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date, unless the award is replacing an award granted by an entity that is acquired by Garmin Ltd. or a subsidiary.

The Board or the Committee will also set the vesting or payment conditions of the award, except that vesting or payment will be accelerated if, within one year after a change of control of Garmin, Garmin terminates the grantee's employment (other than for death, disability or cause) or the grantee terminates employment for a "good reason" (i.e. , because of a diminution in compensation or status or a required move of over 50 miles).

Awards granted under the 2005 Equity Incentive Plan are not generally transferable by the grantee except in the event of the employee's death or unless otherwise required by law or provided in an award agreement.  An award agreement may provide for the transfer of an award in limited circumstances to certain members of the grantee's family or a trust or trusts established for the benefit of such a family member.  Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration.  Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Board or the Committee.
The number and type of awards that will be granted under the 2005 Equity Incentive Plan is not determinable as the Board or the Committee will make these determinations in its sole discretion.

Performance Awards and Performance Criteria

As amended, any award under the Plan (including Performance Unit and Performance Share awards) may be granted under the 2005 Equity Incentive Plan with performance-based payment, vesting or exercise conditions. Awards that are intended to constitute "qualified performance-based compensation" (see discussion below under the heading Federal Income Tax Consequences) will be based on satisfaction of an expanded list of business criteria set forth below.  The specific performance goals for performance awards will be, on an absolute or relative basis, established based on one or more of the following business criteria for Garmin on a segregated or consolidated basis or for one or more of Garmin's subsidiaries, segments, divisions, or business units, as selected by the Committee:

(i)	Earnings (either in the aggregate or on a per-share basis);

(ii)	Operating profit (either in the aggregate or on a per-share basis);

(iii)	Operating income (either in the aggregate or on a per-share basis);

(iv)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-share basis);

(v)	Net income or loss (either in the aggregate or on a per-share basis);

(vi)	Ratio of debt to debt plus equity;

(vii)	Net borrowing;

(viii)	Credit quality or debt ratings;

(ix)	Inventory levels, inventory turn or shrinkage;

(x)	Cash flow provided by operations (either in the aggregate or on a per-share basis);

(xi)	Free cash flow (either in the aggregate or on a per-share basis);

(xii)	Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(xiii)	Operating and maintenance cost management and employee productivity;

(xiv)	Gross margin;

(xv)	Return measures (including return on assets, equity, or sales);

(xvi)	Productivity increases;

(xvii)
Share price (including attainment of a specified per-share price during the relevant performance period; growth measures and total shareholder return or attainment by the shares of a specified price for a specified period of time);

(xviii)	Where applicable, growth or rate of growth of any of the above business criteria;

(xix)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xx)	Achievement of business or operational goals such as market share and/or business development; and/or

(xxi)	Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions.

The applicable business criteria may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.  As established by the Committee, the business criteria may include, without limitation, GAAP and non-GAAP financial measures.

Restricted Shares and Bonus Shares

Restricted common shares may also be awarded.  The restricted shares will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted share award agreement.  Restricted share awards may be forfeited if, for example, the recipient's employment terminates before the award vests.  Restricted shares are subject to a minimum two-year vesting schedule.  The Board or Committee may also grant common shares to participants from time-to-time as a bonus, which will be issued without restrictions.

Stock Options

The 2005 Equity Incentive Plan permits the granting to eligible employees of incentive stock options, which qualify for special tax treatment, and nonqualified stock options.  The exercise price for any stock option will not be less than the fair market value of a common share on the date of grant.  No incentive stock option may be exercised more than ten years after the date of grant.

Stock Appreciation Rights

Stock Appreciation Rights ("SARs") may be granted either singly (freestanding SARs) or in combination with underlying stock options ("tandem SARs").  SARs entitle the holder upon exercise to receive an amount in common shares equal in value to the excess of the fair market value of the shares covered by such right over the grant price.  The grant price for SARs will not be less than the fair market value of a common share on the SAR’s date of grant.  The payment upon a SAR exercise shall be solely in whole shares of equivalent value.  Fractional shares will be rounded down to the nearest whole share with no cash consideration paid.

Restricted Stock Units

Restricted Stock Units ("RSUs") may be granted to eligible employees, subject to the terms and restrictions that the Board or the Committee may impose.  The restrictions may be based on the passage of time, the achievement of specific performance goals, the passage of time following the achievement of specific performance goals, the occurrence of a specified event, or may be imposed by the applicable securities laws.  RSUs are subject to a minimum two-year vesting schedule.  RSUs entitle the holder to receive an amount of common shares equal to the number of shares underlying the RSUs on the date that any restrictions applicable to an award of RSUs have lapsed.

Change of Control Provisions

The 2005 Equity Incentive Plan provides that, if, within the one-year period beginning on the date of a Change of Control (as defined in the 2005 Equity Incentive Plan), an employee separates from service with Garmin or a majority owned subsidiary due to Garmin terminating the employee's employment other than for cause or the employee resigning because of a diminution in compensation or status or a required move of over 50 miles, then, all stock options and SARs will become fully vested and immediately exercisable, the restrictions applicable to outstanding restricted stock, restricted stock units and other stock-based awards will lapse, and, unless otherwise determined by the Board or Committee, all deferred shares will be settled, and outstanding performance awards will be vested and paid out on a prorated basis, based on the maximum award opportunity of such awards and the number of months elapsed compared with the total number of months in the performance cycle.

In connection with a Change of Control, separation, spin-off, sale of a material portion of our assets or a "going-private" transaction, the Board or the Committee, or the board of directors of any corporation assuming our obligations, has the power to prescribe and amend the terms and conditions for the exercise, or modification of any outstanding awards in the manner as agreed to by the Board in the definitive agreement relating to the transaction.  The Board or Committee may also make certain adjustments and substitutions in connection with a Change of Control or similar transactions or events as described under "Shares Reserved for Awards."

Plan Participation Table

The table below shows, as to our Named Executive Officers (as defined elsewhere in this Proxy Statement) and the other individuals and groups indicated, the number of options, SARs, RSUs and performance shares granted under the 2005 Equity Incentive Plan since the inception of the plan.

Plan Benefits
2005 Equity Incentive Plan
2008 Grants
Name and Position	Number of Options	Number of SARs	Number of RSUs	Number of Performance Shares

Min H. Kao, Chairman and Chief Executive Officer	-0-	-0-	-0-	-0-

Clifton A. Pemble, President and Chief Operating Officer	-0-	137,000	20,000	10,000

Kevin S. Rauckman, Chief Financial Officer and Treasurer	-0-	97,000	15,000	6,000

Andrew R. Etkind, Vice President, General Counsel and Secretary	-0-	97,000	15,000	6,000

Danny J Bartel, Vice President of Worldwide Sales	-0-	73,500	12,000	5,000

All Executive Officers as a Group	-0-	404,500	62,000	27,000

All Non-Executive Directors as a Group	-0-	-0-	-0-	-0-

All Non-Executive Officer Employees as a Group	-0-	7,128,500	981,800	-0-

Federal Income Tax Consequences

Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of stock options; SARs and RSUs granted under the 2005 Equity Incentive Plan are as described below.  The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof:

Non-Qualified Stock Options

An employee receiving a non-qualified option does not recognize taxable income on the date of grant of the non-qualified option, provided that the non-qualified option does not have a readily ascertainable fair market value at the time it is granted. In general, the employee must recognize ordinary income at the time of exercise of the non-qualified option in the amount of the difference between the fair market value of the common shares on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by Garmin in the year that the employee recognizes the income if Garmin complies with the applicable withholding requirement.

Common shares acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the common shares, the employee will recognize long-term capital gain or loss if the employee has held the common shares for more than one year prior to disposition, or short-term capital gain or loss if the employee has held the common shares for one year or less.

If an employee pays the exercise price, in whole or in part, with previously acquired common shares, the employee will recognize ordinary income in the amount by which the fair market value of the common shares received exceeds the exercise price. The employee will not recognize gain or loss upon delivering the previously acquired common shares to Garmin.  Common shares received by an employee, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired common shares. Common shares received by an employee in excess of the number of such previously acquired common shares will have a basis equal to the fair market value of the additional common shares as of the date ordinary income is recognized. The holding period for the additional common shares will commence as of the date of exercise or such other relevant date.

Incentive Stock Options

Incentive Stock Options ("ISOs") are defined by Section 422 of the Internal Revenue Code.  An employee who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the common shares received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.

Upon disposition of common shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the employee disposes of the common shares within two years of the date of grant or within one year of the date of the transfer of the common shares to the employee (a "Disqualifying Disposition"), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the common shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the common shares have been held. Garmin is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of common shares acquired pursuant to the exercise of an ISO, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the common shares, generally only the difference between the fair market value of the common shares on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

If an employee pays the exercise price, in whole or in part, with previously acquired common shares, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the employee upon delivering previously acquired common shares to Garmin as payment of the exercise price. The common shares received by the employee, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired common shares. The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. common shares received by the employee in excess of the number of previously acquired common shares will have a basis of zero and a holding period which commences as of the date the common shares are transferred to the employee upon exercise of the ISO. If the exercise of any ISO is effected using common shares previously acquired through the exercise of an ISO, the exchange of the previously acquired common shares will be considered a disposition of the common shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Stock Appreciation Rights

To the extent that the requirements of the Internal Revenue Code are met, there are no immediate tax consequences to an employee when a SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in common shares are normally includable in the employee's gross income for regular income tax purposes. Garmin will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the common shares payable on the date of exercise.

Restricted Shares, Restricted Stock Units and Performance Shares

Generally, no taxes are due when an award of restricted shares is made, but the award becomes taxable when it vests or becomes transferable, unless the recipient elects, under Section 83(b) of the Internal Revenue Code within 30 days of receiving the grant, to be taxed in the year the restricted stock is granted. Income tax is paid on the value of the stock at ordinary rates when the award vests or becomes transferable (or, if a Section 83(b) election is made, at the time of grant), and then at long- or short-term capital gains rates when the shares are sold.  Garmin is entitled to a deduction (subject to the limitations of Section 162(m) of the Internal Revenue Code unless the restricted stock qualifies as "performance based compensation") at the time and in the amount the recipient recognizes as income.

Generally, no taxes are due when an award of restricted stock units or performance shares is made, but the award becomes taxable when it vests and the underlying shares are transferred. In addition, Garmin is entitled to a deduction at the time and in the amount the recipient recognizes income. In the case of an award of restricted stock units or performance shares, a recipient may not make a Section 83(b) election. Rules relating to the timing of payment of deferred compensation under Section 409A of the Internal Revenue Code are applicable to restricted stock units or performance shares and any violation of Section 409A could trigger interest and penalties applicable to the recipient.

Deductibility of Awards

Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by Garmin or a majority owned subsidiary paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation."  The 2005 Equity Incentive Plan contains provisions authorizing the grant of stock options, SARs, restricted stock and RSUs that may constitute "performance-based compensation" awards within the meaning of Section 162(m).  To the extent that awards under the 2005 Equity Incentive Plan constitute performance-based awards, the awards should qualify as "performance-based compensation" for purposes of Section 162(m).

Deferred Compensation

Any deferrals made under the 2005 Equity Incentive Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. Garmin intends to structure any deferrals and awards under the 2005 Equity Incentive Plan to either be exempt from or meet the applicable tax law requirements.

Other Tax Consequences

State tax consequences may in some cases differ from those described above. Awards under the 2005 Equity Incentive Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

If the amendments are approved by shareholders, the Amended and Restated 2005 Equity Incentive Plan will be effective June 5, 2009, and will remain in effect, subject to the right of the Board to amend or terminate the Plan (subject to certain limitations set forth in the Plan), at any time until all shares subject to it shall have been issued according to the Plan's provisions.  Any awards granted before the Plan is terminated may extend beyond the expiration date.

The Board may amend the 2005 Equity Incentive Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would: (i) decrease the grant or exercise price of any stock option, SAR or other stock-based award to less than fair market value on the date of grant (except as discussed above under "Shares Reserved for Awards"), or (ii) adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award.

Vote Required for Approval of Amendment

The affirmative vote of the holders of a majority of the Common Shares represented and voting at the Annual Meeting in person or by proxy is required for the approval of the amendments to the 2005 Equity Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE GARMIN LTD. 2005 EQUITY INCENTIVE PLAN.

PROPOSAL FOUR:  APPROVAL OF AMENDMENT TO THE GARMIN LTD. 2000 NON-EMPLOYEE DIRECTORS’ OPTION PLAN

We have adopted, and on October 24, 2000 our shareholders approved, the 2000 Non-Employee Directors' Option Plan ("Directors' Plan"), effective November 1, 2000.  The objectives of the Directors' Plan are to strengthen non-employee directors' commitment to the success of Garmin Ltd., to align their interests with the interests of shareholders and to help us attract and retain experienced and knowledgeable individuals to serve as directors.  Only directors who are not officers and not otherwise employed by Garmin Ltd. or a subsidiary are eligible to participate in the Directors' Plan.  The Directors' Plan is administered by our board of directors or a committee of the board.

Amendments to the Directors' Plan are being proposed for shareholder approval so that Garmin can continue to grant equity options to its non-employee directors.  The Board has approved the proposed amendments, subject to stockholder approval.  The amendments will not be effective unless and until we obtain stockholder approval.  If our stockholders approve the amendments, the amendments will be effective as of June 5, 2009.

The following general description of material features of the Amended and Restated 2000 Non-Employee Directors' Option Plan ("Amended and Restated Directors' Plan") is qualified in its entirety by reference to the provisions of the Amended and Restated 2000 Non-Employee Directors' Option Plan set forth in Schedule 2.

Proposed Changes to the 2000 Non-Employee Directors' Option Plan

Some of the material proposed changes to the Directors' Plan are as follows:

•	We have increased the number of shares reserved for delivery under the Amended and Restated Directors' Plan from 100,000 to 250,000.

•
We changed the definition of "Change of Control" such that the shareholder approval alone of any merger, reorganization, consolidation or similar transaction will not be sufficient to constitute a Change of Control.  The new definition requires the consummation of such a transaction for there to be a Change of Control.  As discussed below, the occurrence of a Change of Control can accelerate the vesting and payout of awards granted under the Amended and Restated Directors' Plan.

•
Unless completed as part of a broader corporate transaction or reorganization, we have limited our ability to substitute or replace stock options if such an action would constitute a repricing of the stock option.

•
We have expanded our ability to modify the terms of outstanding option awards in connection with a Change of Control, separation, spin-off, sale of a material portion of our assets or a "going-private" transaction.

•	We have amended the plan to allow the Board, from time-to-time, to modify the annual grant formula pursuant to which annual grants of options to directors will be made.

•	We have extended the term of the plan such that it will expire on the earlier of June 5, 2019 or the date all of the plan’s shares have been delivered.

General

The Amended and Restated Directors' Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee").  The Amended and Restated Directors' Plan makes 250,000 common shares available for issuance to non-employee directors.  The shares may only be newly issued shares, and any awards that lapse or are forfeited may be used again.  The number is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as the Board or the Committee determines to require an equitable adjustment.  The Amended and Restated Directors' Plan will automatically terminate on June 5, 2019, unless sooner terminated by the board of directors, or because all the available shares have been paid under the Amended and Restated Directors' Plan.  As of the Record Date, there were four non-employee directors who are eligible to receive option awards under the Amended and Restated Directors' Plan.

Unless otherwise determined by the Committee, stock options may be exercised by payment in cash, by tendering common shares to us in full or partial payment of the exercise price, or by a "net exercise" arrangement under which the number of common shares to be delivered upon exercise will be reduced by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price.

General Terms of Awards

The Amended and Restated Directors' Plan provides for an automatic annual option grant.  Unless our Board elects to change the annual grant formula, each year at the annual meeting, each eligible director will automatically be granted an option for a number of shares equal to four times the annual retainer (currently $50,000) divided by the fair market value of a share on the grant date.  If an eligible director first joins the board at a time other than the annual meeting, he or she will receive a pro-rata grant for that year.  The per-share option price will be 100% of the fair market value of a share on the grant date.  The option will vest in equal installments over three years, subject to acceleration in the event the director’s term as director ends on account of death, disability or an involuntary termination within one year after a change of control of Garmin.  These options will have a term of 10 years, subject to earlier termination on certain terminations of the director's service on the Board of Directors.

In connection with a Change of Control, separation, spin-off, sale of a material portion of our assets or a "going-private" transaction, the Board, or the board of directors of any corporation assuming our obligations, has the power to prescribe and amend the terms and conditions for the exercise of any outstanding option awards in the manner as agreed to by the Board in the definitive agreement relating to the transaction.

Option awards granted under the Amended and Restated Directors' Plan are not generally transferable by the grantee except in the event of the director's death or unless otherwise required by law or provided in an award agreement.  An award agreement may provide for the transfer of an award in limited circumstances to certain members of the grantee's family or a trust or trusts established for the benefit of such a family member.  Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration.  Other terms and conditions of each award will be set forth in the award agreement.

Plan Participation Table

The number of options to be granted to our non-employee directors under the Amended and Restated Directors' Plan cannot be determined.  The table below shows the number of options granted to non-employee directors under the 2000 Non-Employee Directors' Option Plan since the inception of the plan.

Name	Options Granted (Number Of Shares)

All current outside directors (4 persons)	84,420

Federal Income Tax Consequences

Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of stock options granted under the Amended and Restated Directors' Option Plan are as described below.  The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof.

A non-employee director receiving an option does not recognize taxable income on the date of grant of the option.  In general, the non-employee director must recognize ordinary income at the time of exercise of the option in the amount of the difference between the fair market value of the common shares on the date of exercise and the option price. The ordinary income recognized will be reported as self-employment income to the non-employee director and will be deductible by Garmin in the year that the non-employee director recognizes the income.

Common shares acquired upon the exercise of an option will have a tax basis equal to their fair market value on the exercise date, and the holding period for the common shares generally will begin on the date of exercise. Upon subsequent disposition of the common shares, the non-employee director will recognize long-term capital gain or loss if the non-employee director has held the common shares for more than one year prior to disposition, or short-term capital gain or loss if the non-employee director has held the common shares for one year or less.

If a non-employee director pays the exercise price, in whole or in part, with previously acquired common shares, the non-employee director will recognize ordinary income in the amount by which the fair market value of the common shares received exceeds the exercise price. The non-employee director will not recognize gain or loss upon delivering the previously acquired common shares to Garmin.  Common shares received by a non-employee director, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired common shares. Common shares received by a non-employee director in excess of the number of such previously acquired common shares will have a basis equal to the fair market value of the additional common shares as of the date ordinary income is recognized. The holding period for the additional common shares will commence as of the date of exercise or such other relevant date.

Vote Required for Approval of Amendment

The affirmative vote of the holders of a majority of the common shares represented and voting at the Annual Meeting in person or by proxy is required for the approval of the amendments to the 2000 Non-Employee Directors' Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE GARMIN LTD. 2000 NON-EMPLOYEE DIRECTORS’ OPTION PLAN.

AUDIT MATTERS

Report of Audit Committee

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 27, 2008 with management and with Ernst & Young LLP, the independent registered public accounting firm retained by the Company to audit its financial statements. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm during the 2008 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP the independence of their firm.

Based upon the review and discussions referenced above, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008, for filing with the SEC.

Audit Committee

Charles W. Peffer, Chairman
Gene M. Betts
Thomas A. McDonnell

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to Garmin for the fiscal year ended December 27, 2008 and the fiscal year ended December 29, 2007 by Garmin’s independent registered public accounting firm, Ernst & Young LLP (dollars listed in thousands):

	2008	2007

Audit Fees	$2,355	$1,705
Audit Related Fees	$356	$230	(a)(b)
Tax Fees	$119	$108	(b)(c)
All Other Fees	$2	$2	(d)

Total:	$2,832	$2,045

(a) Audit related fees for 2008 and 2007 comprise primarily fees for financial statement audits of employee benefit plans and acquisition due diligence.

(b) The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of Ernst & Young.

(c) Tax fees for 2007 comprise $48 for tax compliance/preparation and $60 for tax planning and tax advice.  Tax fees for 2008 comprise $60 for tax compliance/preparation and $59 for tax planning and tax advice.

(d)  All other fees for 2007 and 2008 comprise $2 for on-line subscription fees.

Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee has adopted a policy that requires advance approval by the Committee of all audit, audit-related, tax services and other services performed by Ernst & Young. The policy provides for pre-approval by the Audit Committee annually of specifically defined services up to specifically defined fee levels. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before Ernst & Young is engaged to perform it. The Audit Committee has delegated to the Audit Committee Chairman authority to approve permitted services provided that the Chairman reports any such approval decisions to the Audit Committee at its next meeting. The Audit Committee pre-approved all services that Ernst & Young rendered to the Company and its subsidiaries in 2008.

EXECUTIVE COMPENSATION MATTERS

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement.  Based upon such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Compensation Committee
Gene M. Betts (Chairman)
Donald H. Eller
Thomas A. McDonnell
Charles W. Peffer

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of Garmin’s executive compensation program are to:

▪	Provide fair, reasonable and competitive compensation to executives in order to attract, motivate and retain a highly qualified executive team.
▪	Reward executives for individual performance and contribution.
▪	Provide incentives to executives to enhance shareholder value.
▪	Reward executives for long-term, sustained individual and Company performance.

▪	Provide executive compensation that is internally equitable among the executives and equitable in relation to the broader Garmin employee population.

▪	For non-management directors, provide fair, reasonable and competitive compensation to attract and retain highly qualified, independent professionals to represent Garmin shareholders.

Role of Executive Officers

Dr. Kao discussed with the Compensation Committee compensation recommendations for each of the executives, other than himself.  In making compensation recommendations, Dr. Kao considered each executive’s performance and other relevant factors, including the scope of each executive’s position and responsibilities, the achievement of Company goals, the current business environment and anticipated changes, executive retention and recruitment considerations, the mix of fixed compensation (e.g. base salary) versus variable compensation (e.g. performance-based cash bonus and longer-term incentive), and the level of risk associated with the executives’ total direct compensation package.  Dr. Kao and Mr. Pemble regularly attended meetings of the Compensation Committee in 2007 and 2008, but are not members of the Compensation Committee and do not vote on Compensation Committee matters.  Dr. Kao and Mr. Pemble, however, were not present for certain portions of Compensation Committee meetings, such as when the Compensation Committee discussed their respective performance or individual compensation.

Role of Compensation Consultant

The Compensation Committee engaged Towers Perrin, an independent compensation consulting firm, in 2007 and 2008 to (i) assess the competitiveness of the pay levels of the executive officers listed in the Summary Compensation Table of this proxy statement (the “Named Executive Officers”); (ii) summarize executive pay trends; and (iii) assist the Compensation Committee with proxy compliance.

Towers Perrin performed a competitive review and analysis of base salary and other components of Garmin’s compensation program, relative to two identified comparator groups and survey market data.  Towers Perrin recommended to the Compensation Committee the comparator groups to be used and provided the market data used as a basis for comparison.  Towers Perrin’s review contained detailed information on base salaries, annual incentive bonuses and equity incentives for each named executive officer, as well as Towers Perrin’s overall findings and recommendations.  The Compensation Committee considered the information, findings and recommendations of Towers Perrin, but all decisions on executive compensation matters were made solely by the Compensation Committee.

Towers Perrin was engaged by and reported directly to the Compensation Committee.  Towers Perrin worked with the Compensation Committee through management to develop recommendations related to Garmin’s executive compensation program.

Benchmarking Pay

The Compensation Committee and Towers Perrin developed two compensation comparator groups – a high performing peer group and a related industry peer group.  To provide for ready access to compensation data, the comparator groups consist of only those companies that participate in Towers Perrin’s executive compensation database.

When setting Garmin’s targeted pay positioning, the Compensation Committee considered Garmin’s size relative to the peers, measured in both revenues and market capitalization, as well as current and future growth and performance potential.

The Compensation Committee targeted total direct compensation for Garmin’s executives at the 25th percentile of the comparator groups, rather than targeting each element individually.  The Committee believes that total direct compensation is the most relevant comparison for Garmin because of the Committee’s continued focus on longer-term performance-based pay.

While the Compensation Committee did not target each element of pay at the 25th percentile individually, the Compensation Committee did consider the competitive data from each peer group equally when assessing the competitiveness of Garmin’s base salary, target incentive levels and total cash.  However, the Committee gives more weight to the High-Performing Comparator Group when assessing long-term incentive and total direct compensation levels because this group contains more high growth companies with a similar profile and stage in the business life cycle as Garmin.

High-Performing Comparator Group

The High-Performing Comparator Group used for the purpose of benchmarking 2008 compensation for Garmin’s Named Executive Officers consists of 19 high-performing companies that were in the NASDAQ 100 or were local Kansas City employers (e.g. Sprint Nextel) with which Garmin competes for talent and which participated in the Towers Perrin 2007 Executive Compensation Database.  When appropriate, regression analysis was used to adjust the compensation data for differences in company revenues.  This competitive data, together with relevant market practices and trends, was then considered by the Compensation Committee, along with the other factors described above, when designing Garmin’s executive compensation program.

The comparator group was originally designed in 2007.  At that time, to meet the “high performance” financial criteria, comparator group companies had to be at the median or higher of the NASDAQ 100 for at least one of the following performance metrics:

•	Three-year total shareholder returns
•	Three-year net income growth
•	Three-year revenue growth

The 2007 High-Performing Comparator Group contained the following companies with 25th percentile revenues of approximately $3.8 billion:

Amgen	eBay	QUALCOMM	Yahoo!
Apple Computer	Genzyme	Sprint Nextel
Applied Materials	Gilead Sciences	Sirius Satellite Radio
Celgene	Honeywell	Staples
CheckFree	Intel	Starbucks
Cisco Systems	Medimmune	Sun Microsystems

Related Industry Comparator Group

The Compensation Committee also considered a second peer group, the Related Industry Comparator Group, which was comprised of 42 companies that were in related industries or were local Kansas City employers (e.g. Sprint Nextel) with which Garmin competes for talent and which participated in the 2007 Towers Perrin Executive Compensation Database.  The Related Industry Comparator Group includes the following companies with 25th percentile revenues of approximately $3.3 billion:

Advanced Medical Optics	Crown Castle International	Millipore	Sprint Nextel
Advanced Micro Devices	Cubic Corp	Motorola	Sun Microsystems
Agilent Technologies	Dell	National Semiconductor	Texas Instruments
American Standard Cos	Eastman Kodak	NCR	US Cellular
Apple	Embarq	Nike	Verizon Wireless
Applied Materials	EMC	Nortel Networks	Xerox
Avaya	Emerson Electric	Perkin Elmer
Avery Dennison	GTECH	Plexus
Beckman Coulter	Harman International	QUALCOMM
Black & Decker	Intel	Qwest Communications
Cincinnati Bell	Lexmark International	Seagate Technology
Cisco Systems	Microsoft	Sony Ericsson Mobile

Elements of Compensation

Garmin’s executive compensation program consists of the following elements:

Current Year’s Performance: Salary and Annual Incentives

Base Salary

Executives are paid a base salary as compensation for the performance of their primary duties and responsibilities. The base salary for Garmin’s chief executive officer is determined annually by the Compensation Committee.  The Compensation Committee’s deliberations regarding the base salary of the chief executive officer are made without the chief executive officer being present.  The base salary is based on the Compensation Committee’s assessment of the chief executive officer’s individual performance and the financial and operating performance of Garmin, as well as on an analysis of the base salaries of chief executive officers of other companies similar in size and industry to Garmin.  However, when setting Dr. Kao’s base salary, the Compensation Committee also considers Dr. Kao’s significant ownership of Garmin stock.

The base salary for each of the other executives is reviewed annually and is based upon the recommendation of the chief executive officer and the executive’s individual duties and responsibilities, experience and overall performance, as well as on an analysis of the market and competitive data.

When setting base salary levels in late 2007 for 2008, the Compensation Committee considered the below market level of Garmin’s current salaries due to Garmin’s rapid growth, the strong individual performance by each executive, concerns relating to executive retention and recruitment, and that the non-CEO executives’ direct compensation is considered riskier than the comparator groups because only 18% of the actual total direct compensation of the non-CEO executives was in the form of base salary in 2007, with over 75% of actual total direct compensation being in the form of appreciation only equity vehicles (SARs).  The Compensation Committee increased base salaries for 2008 for Dr. Kao and Messrs. Pemble, Rauckman, Etkind and Bartel by approximately 56%, 61%, 33%, 33% and 52%, respectively.  With these increases, the executives’ base salaries have been increased to more competitive levels.

The following table shows the base salary of each of the Named Executive Officers in 2006, 2007 and 2008:

Name:	2006	2007	2008
Dr. Kao	$270,001	$320,201	$500,011
Mr. Pemble	$260,001	$310,002	$500,503
Mr. Rauckman	$225,001	$300,001	$400,001
Mr. Etkind	$250,001	$300,002	$400,002
Mr. Bartel	$180,012	$230,001	$350,002

Annual Incentive Awards

In 2008, Garmin’s Named Executive Officers, including the chief executive officer, each received a $203 cash bonus.  This is the same bonus that was paid to all employees of Garmin’s principal U.S. subsidiary.  The executives did not receive any other cash incentive awards or cash bonuses in 2008, in part because for 2008 Garmin did not have a formalized annual incentive program for the executives.  Current macro- and micro-economic conditions and the fact that Garmin’s performance in 2008 did not exceed its performance in 2007 by as much as was expected at the beginning of 2008 also factored into the executives not receiving a cash incentive award or larger cash bonus in 2008.

In order to reduce the overall risk in the total direct compensation package (since more than 75% of total direct compensation had been historically delivered in the form of SARs) and to better balance the overall compensation mix (between cash and equity), Towers Perrin recommended during 2008 that Garmin consider implementing a formalized annual incentive program for Named Executive Officers for 2009.  At its December 2008 meeting, the Compensation Committee adopted the Garmin Ltd. 2009 Cash Incentive Bonus Plan.  Under this plan a target bonus is set for each individual executive.  If Garmin’s operating income for the 2009 fiscal year equals or exceeds the operating income for the 2008 fiscal year, then each executive will receive a cash bonus equal to between 50% and 150% of his individual target bonus (if the executive also meets the other eligibility requirements under the plan).  Garmin’s chief executive officer will not participate in the plan given his large ownership of Garmin stock.  For the other Named Executive Officers, the target bonuses range from 19% to 25% of their 2009 base salaries.   For purposes of this plan, “operating income” means Garmin’s consolidated operating income as represented in its audited consolidated financial statements included in its annual report on Form 10-K for the 2009 fiscal year.  The cash bonus amount for each executive will be calculated as follows:

Operating Income Growth	Amount of Bonus

Less than 0%	No Bonus Eligible to be Paid

Between 0% and 0.499%	50% of Individual Bonus Target

Between 0.500% and 1.499%	60% of Individual Bonus Target

Between 1.500% and 2.499%	70% of Individual Bonus Target

Between 2.500% and 3.499%	80% of Individual Bonus Target

Between 3.500% and 4.499%	90% of Individual Bonus Target

Between 4.500% and 5.499%	100% of Individual Bonus Target

Between 5.500% and 6.499%	110% of Individual Bonus Target

Between 6.500% and 7.499%	120% of Individual Bonus Target

Between 7.500% and 8.499%	130% of Individual Bonus Target

Between 8.500% and 9.499%	140% of Individual Bonus Target

9.500% or above	150% of Individual Bonus Target

Longer-Term Performance: Stock-Settled Appreciation Rights, Restricted Stock Units and Performance Shares

Prior to 2008, the executives’ longer-term incentive compensation consisted only of stock-settled stock appreciation rights (SARs).  The Compensation Committee decided to move toward longer-term incentive compensation that provides more balanced risk and opportunity by shifting from SARs to a combination of restricted stock units (RSUs) and performance shares, as discussed below.

Because the chief executive officer owns a significant amount of Garmin shares, and, therefore, already has significant incentive to create shareholder value, he is not awarded SARs, RSUs, performance shares or any other form of equity compensation.  The number of SARs, RSUs and performance shares awarded to each executive is determined by the Compensation Committee after considering the recommendation of the chief executive officer and the executive’s individual duties and responsibilities, experience and overall performance.  Factors considered by the Compensation Committee in evaluating individual performance include the executive’s performance relative to his peers, the nature and scope of the executive’s position and responsibilities, retention considerations and the current business environment.

Stock-Settled Stock Appreciation Rights

As is required under the terms of our equity compensation plans, the grant value of each of the SARs is the fair market value of Garmin stock on the date of grant.  The Compensation Committee believes that stock-settled SARs effectively manage equity dilution and share usage, while strongly linking the earnings of executives with the interests of shareholders.

The following table shows the grant date fair value of the SARs awarded to each of the Named Executive Officers (other than the chief executive officer) in 2006, 2007 and 2008:

Name:	2006 SARs	2007 SARs	2008 SARs
Mr. Pemble	$803,800	$1,559,600	$461,500
Mr. Rauckman	$602,850	$1,222,550	$369,200
Mr. Etkind	$602,850	$1,222,550	$369,200
Mr. Bartel	$451,575	$1,011,150	$276,900

The reason for the decrease in the SARs awarded in 2008 as compared to 2007 is that, following the SAR awards granted to the executives in June 2008, the Compensation Committee decided to shift the form of longer-term incentive compensation from SARs only to a more balanced combination of RSUs and performance shares, as discussed above.

Restricted Stock Units

This element of longer-term incentive compensation is designed to both assist in balancing risk in the longer-term incentive compensation program and to enhance executive retention.  RSUs are full value awards with time-based vesting.  While RSUs are dependent upon share price appreciation for increased value, they also offer downside risk protection because they continue to have value even if the share price declines from the price on the date of grant.  Furthermore, the time-based vesting feature requires that an executive remain with the company for a period of time before the awards are vested, enhancing retention.

The following table shows the grant date fair value of the RSUs awarded to each of the Named Executive Officers (other than the chief executive officer) in 2008 (no RSUs were awarded prior to 2008):

Name:	2008 RSUs
Mr. Pemble	$391,800
Mr. Rauckman	$293,850
Mr. Etkind	$293,850
Mr. Bartel	$235,080

Performance Shares

This element of the longer-term incentive compensation is designed to focus the executives on delivering business performance and shareholder value over the next three years.  The Compensation Committee believes that these awards further align the interests of the executives with those of Garmin’s shareholders.  Under the award agreements, if Garmin’s pro forma net income for the 2011 fiscal year is 30% or more higher than Garmin’s pro forma net income for its 2008 fiscal year, then each of the executives is eligible to earn a number of Garmin shares specified in his award agreement at the end of fiscal year 2011.  As defined in the award agreements, “pro forma net income” means net income calculated using U.S. generally accepted accounting principles as represented in Garmin’s annual audited consolidated financial statements included in its annual reports on Form 10-K plus annual income tax provision, plus interest expense, minus interest income, plus foreign currency loss, minus foreign currency gain, plus loss on the sale of equity securities, minus gain on the sale of equity securities, plus other expense, minus other income.

The following table shows the grant date fair value of the performance shares awarded to each of the Named Executive Officers (other than the chief executive officer) in 2008 (no performance shares were awarded prior to 2008):

Name:	2008 Performance Shares
Mr. Pemble	$195,900
Mr. Rauckman	$117,540
Mr. Etkind	$117,540
Mr. Bartel	$97,950

Benefits; Retirement Contributions

Garmin’s executives participate in the same benefits and are covered by the same plans on the same terms as provided to all the salaried employees of Garmin’s principal U.S. subsidiary.  As is the case with all such salaried employees, Garmin matches the executives’ contributions to Garmin’s 401(k) plan and makes an additional employer contribution to this plan.  In 2008, for all employees, including the executives, (a) for every dollar the employee contributed to the plan up to 10% of the employee's salary, Garmin contributed 75 cents, and (b) Garmin made an additional contribution equal to 5% of the employee's salary, whether or not the employee contributed to the plan.  No salary in excess of $230,000 was taken into account for either of the foregoing contributions.

Other Considerations

Perquisites

Consistent with Garmin’s belief that executive compensation should be internally equitable among the executives and in relation to the broader Garmin employee population, Garmin does not provide any perquisites to any of its executives.

Executive Ownership; Policies Regarding Hedging

Garmin does not have formal executive ownership guidelines.  However, Garmin executives receive a large portion of their total direct compensation in Garmin stock appreciation rights, time-based restricted stock units and performance-based performance shares.  Garmin does not have any policies regarding the hedging of the economic risk of stock ownership.

Adjustment or Recovery of Awards or Payments

In the event that the performance measures upon which compensation awards are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment, the Compensation Committee would consider on a case-by-case basis whether to adjust such award or recover such award from the executive who received the award.  Garmin does not have a formal policy that would require such an adjustment to or recovery of such an award.

Tax and Accounting Considerations

The Compensation Committee reviews projections of the estimated accounting and tax impact of all material elements of the executive compensation program.  Generally, an accounting expense is accrued over the requisite service period of the particular pay element (generally equal to the performance period) and Garmin realizes a tax deduction upon the payment to/realization by the executive.

Section 162(m) of the Internal Revenue Code (the “Code”) generally provides that publicly-held corporations may not deduct in any one taxable year compensation in excess of $1 million paid to the chief executive officer and certain other highly compensated executive officers unless such compensation qualifies as “performance-based compensation” as defined in the Code and related tax regulations.  The Compensation Committee believes it has taken the steps required to exclude from the calculation of the $1 million compensation expense limitation any performance-based awards granted under the 2000 Equity Incentive Plan and the 2005 Equity Incentive Plan to the Named Executive Officers.

Severance Benefits

Garmin does not have executive employment agreements or executive severance agreements with any of its executives.

Change-in-Control Benefits

In the event that an executive’s employment is terminated without cause, or the executive resigns with good reason, within twelve months following a change in control of Garmin, all of the executive’s unvested stock options and SARs would immediately become exercisable and all of the executive’s unvested RSUs and performance shares would immediately become payable. Such accelerated vesting is the only benefit that would be received by the executives upon a change in control, and such benefit would also be received by all other Garmin employees who own unvested stock options, SARs, RSUs or performance shares.  This change-in-control protection is designed to provide adequate protection for executives so that they may focus their efforts on effective leadership, rather than significant compensation loss, during a time that Garmin is considering or undertaking a change in control.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table shows 2008 compensation for the Chief Executive Officer, the Chief Financial Officer and the three highest paid executive officers other than the Chief Executive Officer and the Chief Financial Officer (collectively, the “Named Executive Officers”):

Name & Principal Position	Year	Salary ($)	Bonus ($) 1	Stock Awards ($) 2	SARs/Option Awards ($) 3	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) 4	Total ($)

Min H. Kao
Chairman & Chief Executive Officer	2006	$270,001	$-	$-	$-	$22,500	$79,335	$371,836
	2007	$320,201	$25,000	$-	$-	$-	$77,698	$422,899
	2008	$500,011	$203	$-	$-	$-	$80,001	$580,215

Clifton A. Pemble
President & Chief Operation Officer	2006	$260,001	$50,000	$-	$222,128	$21,667	$27,510	$581,306
	2007	$310,002	$100,000	$-	$784,149	$-	$22,992	$1,217,143
	2008	$500,503	$203	$3,219	$1,335,549	$-	$23,569	$1,863,043

Kevin S. Rauckman
Chief Financial Officer & Treasurer	2006	$225,001	$40,000	$-	$170,947	$18,750	$24,010	$478,708
	2007	$300,001	$80,000	$-	$604,498	$-	$22,992	$1,007,491
	2008	$400,001	$203	$2,414	$1,037,895	$-	$23,549	$1,464,062

Andrew R. Etkind
Vice President, General Counsel & Secretary	2006	$250,001	$50,000	$-	$181,473	$20,833	$27,760	$530,067
	2007	$300,002	$90,000	$-	$633,701	$-	$30,742	$1,054,445
	2008	$400,002	$203	$2,414	$1,059,942	$-	$28,903	$1,491,464

Danny J. Bartel
Vice President, Worldwide Sales	2006	$180,012	$30,000	$-	$103,417	$15,001	$24,010	$352,440
	2007	$230,001	$72,188	$-	$405,447	$-	$26,742	$734,378
	2008	$350,002	$203	$1,931	$727,361	$-	$27,251	$1,106,748

1 Annual discretionary cash incentive awards based on financial and non-financial factors considered by the Compensation Committee, as discussed in the Compensation Discussion and Analysis section.
2 This column shows the dollar amount expensed for financial reporting purposes with respect to the 2006, 2007 and 2008 fiscal years for the fair value of RSUs and performance shares granted in 2006, 2007 and 2008, as well as prior fiscal years in accordance with FAS 123R.  See the Grants of Plan-Based Awards table for information on awards made in 2008.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the Named Executive Officers.
3 This column shows the dollar amount expensed for financial reporting purposes with respect to the 2006, 2007 and 2008 fiscal years for the fair value of SARs and stock options granted in 2006, 2007 and 2008, as well as prior fiscal years in accordance with FAS 123R.  See the Grants of Plan-Based Awards table for information on awards made in 2008.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be recognized by the Named Executive Officers.
4 All Other Compensation for each of the Named Executives for 2006, 2007 and 2008 includes amounts payable under the cash profit sharing plan and company matching contributions related to the qualified 401(k) plan.  With respect to 2008, for each Named Executive Officer $11,500 was payable under the cash profit sharing plan; Dr. Kao, Mr. Etkind and Mr. Bartel received $15,375 in company matching contributions related to the qualified 401(k) plan; Mr. Pemble received $11,550 in company matching contributions related to the qualified 401 (k) plan; and Mr. Rauckman received $11,625 in company matching contributions related to the qualified 401(k) plan.   Dr. Kao’s All Other Compensation includes payments in each of 2006, 2007 and 2008 for personal guarantees of Garmin Corporation, in accordance with Taiwan banking practice.  In 2008, the amount of such payment to Dr. Kao was $53,126.  All Other Compensation for 2006, 2007 and 2008 includes for all Named Executives premiums on life insurance.  With respect to 2006, Mr. Pemble’s All Other Compensation includes an incentive payment in the amount of $3,500 for inventions by Mr. Pemble for which patent applications were filed.  With respect to Mr. Etkind, his 2007 All Other Compensation includes a a referral bonus in the amount of $4,000 paid to him under a plan applicable to all employees which pays a cash bonus for referring candidates for engineering positions who are hired by Garmin, and his 2008 All Other Compensation includes a 10-year anniversary award in the amount of $1,604 paid to him in accordance with Garmin's service award program.

Grants of Plan-Based Awards

The following table provides information for each of the Named Executive Officers regarding 2008 grants of SARs, RSUs and Performance Shares:

								All Other	All Other			Grant Date
								Stock	Option	Exercise		Fair
		Estimated Future Payouts			Estimated Future Payouts			Awards:	Awards:	or Base	Closing	Value of
		Under Non-Equity Incentive Plan			Under Equity Incentive Plan			Number of	Number of	Price of	Market	Stock
		Awards1			Awards2			Shares of	Securities	Option	Price on	and
		Threshold	Target	Max-	Threshold	Target	Maximum	Stock or	Underlying	Awards	Grant	Option
Name	Grant Date	($)	($)	imum ($)	(#)	(#)	(#)	Units (#)3	Options (#) 4	($/Sh) 5	Date 6	Awards 7
Min H. Kao

Clifton A. Pemble	6/6/2008								25,000	$50.97	$51.34	$461,500
	12/12/2008							20,000		—	$19.59	$391,800
	12/12/2008				10,000	10,000	10,000				$19.59	$195,900
	12/12/2008	$62,500	$125,000	$187,500

Kevin S. Rauckman	6/6/2008								20,000	$50.97	$51.34	$369,200
	12/12/2008							15,000		—	$19.59	$293,850
	12/12/2008				6,000	6,000	6,000				$19.59	$117,540
	12/12/2008	$40,000	$80,000	$120,000

Andrew R. Etkind	6/6/2008								20,000	$50.97	$51.34	$369,200
	12/12/2008							15,000		—	$19.59	$293,850
	12/12/2008				6,000	6,000	6,000				$19.59	$117,540
	12/12/2008	$40,000	$80,000	$120,000

Danny J. Bartel	6/6/2008								15,000	$50.97	$51.34	$276,900
	12/12/2008							12,000		—	$19.59	$235,080
	12/12/2008				5,000	5,000	5,000				$19.59	$97,950
	12/12/2008	$35,000	$70,000	$105,000

1 Represents the threshhold, target, and maximum estimated potential payouts under our Garmin Ltd. 2009 Cash Incentive Bonus Plan.  Each performance objective under the plan has a threshold achievement level, below which there would be no payout, a target achievement level, at which the target opportunity would be paid, and a maximum achievement level, at which 150% of the target would be paid.
2 Awards made in the form of performance share units on December 12, 2008.
3 Awards made in the form of RSUs on December 12, 2008.
4 Awards made in the form of SARs on June 6, 2008.
5   Pursuant to the terms of Garmin's 2005 Equity Incentive Plan, each SAR's base price is determined based on the average of the high and low price of Garmin stock on the date of grant.
6  Under our current 2005 Equity Incentive Plan, the exercise or base price of an option or SAR is determined based on the average of the high and low prices of Garmin stock on the date of grant.  Pursuant to Instruction 3 to Item 402(d), this column reflects what the base or exercise price would have been had such price been determined based on the closing market price of Garmin stock on the date of grant.   As proposed to be amended, the 2005 Equity Incentive Plan provides that the exercise or base price of future awards of options and SARs will be determied based on the closing market price on the date of grant rather than the average of the high and low prices of Garmin stock on the date of grant.
7 This column represents the grant date fair value of SARs, RSUs and performance shares.  For SARs, that amount is calculated using a Black-Scholes option pricing model with weighted-average assumptions.  For additional information on the valuation assumptions with respect to the 2008 grants, refer to Note 9 of Garmin’s financial statements in the Form 10-K for the fiscal year ended December 27, 2008, as filed with the SEC.  For RSUs and performance shares, that amount is calculated by multiplying the closing price of Garmin shares on the NASDAQ stock market on the date of grant by the number of shares awarded.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information for each of the Named Executive Officers regarding outstanding equity awards held by them as of December 27, 2008:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) 5
Min H. Kao	-		-	-	-	-	-	-	-		-

Clifton A. Pemble	12,000	(1)	-	-	$10.38	12/21/2011	-	-	20,000	(3)	$387,800
	20,000	(1)	-	-	$14.90	12/26/2012	-	-	10,000	(4)	$193,900
	20,000	(1)	-	-	$27.27	12/23/2013	-	-	-		-
	19,200	(1)	4,800	-	$19.94	9/23/2014	-	-	-		-
	7,200	(2)	4,800	-	$21.59	6/23/2015	-	-	-		-
	9,000	(2)	6,000	-	$30.66	12/16/2015	-	-	-		-
	8,000	(2)	12,000	-	$46.15	6/9/2016	-	-	-		-
	8,000	(2)	12,000	-	$51.07	12/5/2016	-	-	-		-
	4,000	(2)	16,000	-	$63.31	6/8/2017	-	-	-		-
	5,000	(2)	20,000	-	$105.33	12/4/2017	-	-	-		-
	-	(2)	25,000	-	$50.97	6/6/2018	-	-	-		-

Kevin S. Rauckman	10,000	(1)	-	-	$10.38	12/21/2011	-	-	15,000	(3)	$290,850
	15,000	(1)	-	-	$14.90	12/26/2012	-	-	6,000	(4)	$116,340
	15,000	(1)	-	-	$27.27	12/23/2013	-	-	-		-
	16,000	(1)	4,000	-	$19.94	9/23/2014	-	-	-		-
	6,000	(2)	4,000	-	$21.59	6/23/2015	-	-	-		-
	7,200	(2)	4,800	-	$30.66	12/16/2015	-	-	-		-
	6,000	(2)	9,000	-	$46.15	6/9/2016	-	-	-		-
	6,000	(2)	9,000	-	$51.07	12/5/2016	-	-	-		-
	3,000	(2)	12,000	-	$63.31	6/8/2017	-	-	-		-
	4,000	(2)	16,000	-	$105.33	12/4/2017	-	-	-		-
	-	(2)	20,000	-	$50.97	6/6/2018	-	-	-		-

Andrew R. Etkind	20,000	(1)	-	-	$7.00	12/7/2010	-	-	15,000	(3)	$290,850
	9,000	(1)	-	-	$10.38	12/21/2011	-	-	6,000	(4)	$116,340
	17,000	(1)	-	-	$14.90	12/26/2012	-	-	-		-
	17,000	(1)	-	-	$27.27	12/23/2013	-	-	-		-
	16,000	(1)	4,000	-	$19.94	9/23/2014	-	-	-		-
	6,000	(2)	4,000	-	$21.59	6/23/2015	-	-	-		-
	7,200	(2)	4,800	-	$30.66	12/16/2015	-	-	-		-
	6,000	(2)	9,000	-	$46.15	6/9/2016	-	-	-		-
	6,000	(2)	9,000	-	$51.07	12/5/2016	-	-	-		-
	3,000	(2)	12,000	-	$63.31	6/8/2017	-	-	-		-
	4,000	(2)	16,000	-	$105.33	12/4/2017	-	-	-		-
	-	(2)	20,000	-	$50.97	6/6/2018	-	-	-		-
							-	-
Danny J. Bartel	7,000	(1)	-	-	$10.38	12/21/2011	-	-	12,000	(3)	$232,680
	10,000	(1)	-	-	$14.90	12/26/2012	-	-	5,000	(4)	96,950
	10,000	(1)	-	-	$27.27	12/23/2013	-	-	-		-
	8,000	(1)	2,000	-	$19.94	9/23/2014	-	-	-		-
	3,000	(2)	2,000	-	$21.59	6/23/2015	-	-	-		-
	3,600	(2)	2,400	-	$30.66	12/16/2015	-	-	-		-
	4,000	(2)	6,000	-	$46.15	6/9/2016	-	-	-		-
	5,000	(2)	7,500	-	$51.07	12/5/2016	-	-	-		-
	3,000	(2)	12,000	-	$63.31	6/8/2017	-	-	-		-
	3,000	(2)	12,000	-	$105.33	12/4/2017	-	-	-		-
	-	(2)	15,000	-	$50.97	6/6/2018	-	-	-		-

1 Represents non-qualified stock options
2 Represents stock appreciation rights
3 Represents restricted stock units
4 Represents performance shares
5 Determined by multiplying the number of unearned shares by $19.39, which was the closing price of Garmin shares on the Nasdaq stock market on December 26, 2008.  The amounts included in this column with respect to performance shares assume that the performance goals will be achieved and that all of the perfornamce shares will be paid out when they become payable.  The actual determination as to whether the performance goals were achieved will not be made until after the end of the performance period on December 31, 2011.

Option Exercises and Stock Vested

None of the Named Executive Officers exercised any stock options or SARs in 2008, and no stock awards for any of the Named Executive Officers vested in 2008.

Potential Post-Employment Payments

None of the Named Executive Officers has an employment agreement or severance agreement with the Company.  In the event that (a) a Named Executive Officer dies or becomes disabled, or (b) a Named Executive Officer’s employment is terminated without cause, or a Named Executive Officer resigns with good reason, within twelve months following a change of control of Garmin, all of the Named Executive Officer’s unvested stock options and stock appreciation rights would immediately become exercisable and all of the Named Executive Officer’s unvested RSUs and performance shares would immediately become payable.  Such accelerated vesting is the only benefit that would be received by a Named Executive Officer upon a change in control and such benefit would also be received by all other Garmin employees who own unvested stock options, stock appreciation rights, restricted stock units or performance shares.  The following table lists the estimated current value of such acceleration of vesting.

Estimated Current Value of Potential Post-Employment Benefits1
Name	Voluntary	For Cause	Death	Disability	Without Cause	Change in Control
Min H. Kao	$-	$-	$-	$-	$-	$-

Clifton A. Pemble	$-	$-	$575,100	$575,100	$-	$575,100

Kevin S. Rauckman	$-	$-	$402,570	$402,570	$-	$402,570

Andrew R. Etkind	$-	$-	$402,570	$402,570	$-	$402,570

Danny J. Bartel	$-	$-	$325,890	$325,890	$-	$325,890

1 Value of unexerciseable stock options/SARs, based on of $19.17 per share, the closing price of the Company’s shares on the Nasdaq Stock Market on December 31, 2008.

SHAREHOLDER PROPOSALS

To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

If a holder of Garmin Common Shares wishes to present a proposal for inclusion in Garmin’s Proxy Statement for next year’s annual general meeting of shareholders, such proposal must be received by Garmin on or before December 22, 2009.  Such proposal must be made in accordance with Rule 14a-8 promulgated by the SEC and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin, P.O. Box 10670, Grand Cayman KY1-1006, Suite #3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands.

In order for a shareholder proposal that is not included in Garmin’s Proxy Statement for next year’s annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin’s executive offices no later than March 12, 2010 and such proposal must also comply with the procedures outlined in this Proxy Statement under the heading “Nominating and Corporate Governance Committee.” The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting. If Garmin does not receive advance notice of a shareholder proposal in accordance with the above requirements, Garmin will have discretionary  authority to vote shares for which it holds proxies on such shareholder proposal presented at the annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin’s Common Shares (collectively “Reporting Persons”), to file reports of their ownership of such shares, and the changes therein, with the SEC and Garmin (the “Section 16 Reports”). Based solely on a review of the Section 16 reports for 2008 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2008 were timely filed by the Reporting Persons.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS FOR BROKER CUSTOMERS

Pursuant to the rules of the SEC, services that deliver Garmin’s communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of Garmin’s Annual Report and Proxy Statement. Garmin will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention:  Investor Relations Manager, and oral requests may be made by calling Debbie Garbeff at (913) 397-8200. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee holder of record.

OTHER MATTERS

The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than the election of directors. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

Garmin will furnish without charge upon written request a copy of Garmin’s Annual Report on Form 10-K . The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefor and payment of Garmin’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Such written request should be directed to the Secretary of Garmin, c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. The Annual Report on Form 10-K is available at www.garmin.com and is also available through the SEC’s Internet site at www.sec.gov.

By Order of the Board of Directors,

April 21, 2009	Andrew R. Etkind
Vice President, General Counsel and Secretary

APPENDIX A

FORM OF PROXIES

Using a black  ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

‚  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.‚

Proposals - The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, a vote FOR Proposal 2, a vote FOR Proposal 3 and a vote FOR Proposal 4.

1.	Election of Directors:	For	Withhold					For	Withhold

	01 – Min H. Kao	☐	☐	02 – Charles W. Peffer				☐	☐
	Term expiring in 2012			term expiring in 2012

2.	Ratification of the appointment of Ernst & Young			For	Against	Abstain
	LLP as Garmin’s independent registered public accounting firm for the 2009 fiscal year.			☐	☐	☐

3.	Approval of Amendment to the Garmin Ltd. 2005			For	Against	Abstain
	Equity Incentive Plan.			☐	☐	☐
							5.	In their discretion, the Proxies are authorized
4.	Approval of Amendment to the Garmin Ltd. 2000			For	Against	Abstain		to vote with respect to any other matters that
	Non-Employee Directors’ Option Plan.			☐	☐	☐		may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.   Signature 1 – Please keep signature within the box.   Signature 2 - Please keep signature within the box.

/ /

‚  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.‚

Proxy – GARMIN LTD.

PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS
FOR SHAREHOLDERS MEETING ON JUNE 5, 2009

The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Clifton A. Pemble and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the 2009 Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz Charles, 9000 West 137th Street, Overland Park, Kansas 66221, on Friday, June 5, 2009 at 10:00 a.m. local time.

This proxy will be voted as specified.  If no specification is made, this proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

Proxy card must be signed and dated.
CONTINUED ON THE REVERSE SIDE.

Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 4, 2009.
Vote by Internet
• log onto the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website
Vote by Telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black  ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

‚ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

Proposals - The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, a vote FOR Proposal 2, a vote FOR Proposal 3 and a vote FOR Proposal 4.

1.	Election of Directors:	For	Withhold					For	Withhold

	01 – Min H. Kao	☐	☐	02 – Charles W. Peffer				☐	☐
	Term expiring in 2012			term expiring in 2012

2.	Ratification of the appointment of Ernst & Young			For	Against	Abstain
	LLP as Garmin’s independent registered public accounting firm for the 2009 fiscal year.			☐	☐	☐

3.	Approval of Amendment to the Garmin Ltd. 2005			For	Against	Abstain
	Equity Incentive Plan.			☐	☐	☐
							5.	In their discretion, the Proxies are authorized
4.	Approval of Amendment to the Garmin Ltd. 2000			For	Against	Abstain		to vote with respect to any other matters that
	Non-Employee Directors’ Option Plan.			☐	☐	☐		may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

Non-Voting Items

Change of Address – Please print new address below.

   Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.   Signature 1 – Please keep signature within the box.   Signature 2 - Please keep signature within the box.

/ /

‚  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.‚

Proxy – GARMIN LTD.

PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS
FOR SHAREHOLDERS MEETING ON JUNE 5, 2009

The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Clifton A. Pemble and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the 2008 Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz Charles, 9000 West 137th Street, Overland Park, Kansas 66221, on Friday, June 5, 2009 at 10:00 a.m. local time.

This proxy will be voted as specified.  If no specification is made, this proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

Proxy card must be signed and dated.
CONTINUED ON THE REVERSE SIDE.

Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your voting instructions.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 4, 2009.
Vote by Internet
• Log onto the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website
Vote by Telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black  ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card

‚ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

Proposals - The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, a vote FOR Proposal 2, a vote FOR Proposal 3 and a vote FOR Proposal 4.

1.	Election of Directors:	For	Withhold					For	Withhold

	01 – Min H. Kao	☐	☐	02 – Charles W. Peffer				☐	☐
	Term expiring in 2012			term expiring in 2012

2.	Ratification of the appointment of Ernst & Young			For	Against	Abstain
	LLP as Garmin’s independent registered public accounting firm for the 2009 fiscal year.			☐	☐	☐

3.	Approval of Amendment to the Garmin Ltd. 2005			For	Against	Abstain
	Equity Incentive Plan.			☐	☐	☐
							5.	In their discretion, the Proxies are authorized
4.	Approval of Amendment to the Garmin Ltd. 2000			For	Against	Abstain		to vote with respect to any other matters that
	Non-Employee Directors’ Option Plan.			☐	☐	☐		may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

Non-Voting Items

Change of Address – Please print new address below.

  Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.   Signature 1 – Please keep signature within the box.   Signature 2 - Please keep signature within the box.

/ /

‚  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.‚

VOTING INSTRUCTIONS – GARMIN LTD.

CONFIDENTIAL VOTING INSTRUCTIONS TO
T. ROWE PRICE TRUST COMPANY AS TRUSTEE
UNDER THE GARMIN INTERNATIONAL, INC.
401(k) AND PENSION PLAN

This voting instruction card is solicited by the Trustee .  I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee are allocated to my account shall be exercised at the Annual General Meeting of Shareholders to be held on June 5, 2009, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual General Meeting of Shareholders and matters incidental to such meeting.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

IMPORTANT:  PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.  DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL.

SCHEDULE 1

Garmin Ltd.

2005 Equity Incentive Plan

(As Amended and Restated Effective June 5, 2009)

Table of Contents

8.2.	Bonus Shares	B-27
8.3.	Award Agreement	B-27
8.4.	Consideration	B-27
8.5.	Effect of Forfeiture	B-27
8.6.	Escrow; Legends	B-27

Article 9. Restricted Stock Units (f/k/a "Deferred Shares")		B-28

9.1.	Grant of Restricted Stock Units	B-28
9.2.	Award Agreement	B-28
9.3.	Crediting Restricted Stock Units	B-28
9.4.	Settlement of RSU Accounts	B-28

Article 10. Performance Units and Performance Shares		B-29

10.1.	Grant of Performance Units and Performance Shares	B-29
10.2.	Value/Performance Goals	B-29
10.3.	Payment of Performance Units and Performance Shares	B-29
10.4.	Form and Timing of Payment of Performance Units and Performance Shares	B-29

Article 11. Beneficiary Designation		B-30

Article 12. Rights of Employees		B-30

12.1.	Employment	B-30
12.2.	Participation	B-30

Article 13. Amendment, Modification, and Termination		B-30

13.1.	Amendment, Modification, and Termination	B-30
13.2.	Adjustments Upon Certain Unusual or Nonrecurring Events	B-30
13.3.	Awards Previously Granted	B-31
13.4.	Adjustments in Connection with Change of Control	B-31
13.5.	Prohibition on Repricings	B-32

Article 14. Withholding		B-32

14.1.	Mandatory Tax Withholding.	B-32
14.2.	Notification under Code Section 83(b)	B-33

Article 15. Equity Incentive Plans of Foreign Subsidiaries		B-33

Article 16. Additional Provisions		B-33

16.1.	Successors	B-33
16.2.	Gender and Number	B-33
16.3.	Severability	B-33
16.4.	Requirements of Law	B-34
16.5.	Securities Law Compliance.	B-34
16.6.	No Rights as a Shareholder.	B-34
16.7.	Nature of Payments	B-35
16.8.	Military Service	B-35
16.9.	Governing Law	B-35

GARMIN LTD.
2005 Equity Incentive Plan

(As Amended and Restated, effective June 5, 2009)

Article 1.	Establishment, Objectives and Duration

1.1
Establishment and Amendment of the Plan .  The Board of Directors (the "Board") of Garmin Ltd., a Cayman Islands company (the "Company"), established the Garmin Ltd. 2005 Equity Incentive Plan (the "Plan") on March 1, 2005.  The Company's shareholders approved the Plan on June 3, 2005, effective as of June 3, 2005 (the "Effective Date").  In 2006, the Company effected a two-for-one stock split of the Company's common Shares (the "Stock Split").  Subject to approval of the shareholders of the Company, the Board adopted this amended and restated plan effective June 5, 2009 with certain amendments reflecting the Stock Split, updated changes in the law and an expanded type of performance-based awards eligible to be granted under the Plan.

1.2
Objectives of the Plan .  The Plan is intended to allow employees of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, or to be compensated under the Plan based on growth in the Company's equity value, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees and retaining existing employees.  The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide incentives for excellence in individual performance; and to promote teamwork.

1.3
Duration of the Plan .  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 13 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

Article 2.  Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1	"Article " means an Article of the Plan.

2.2	"Award " means Options, Restricted Shares, Bonus Shares, SARs, Restricted Stock Units, Performance Units or Performance Shares granted under the Plan.

2.3	" Award Agreement " means a written agreement by which an Award is evidenced.

2.4	" Beneficial Owner " has the meaning specified in Rule 13d-3 of the SEC under the Exchange Act.

2.5	"Board " has the meaning set forth in Section 1.1.

2.6
"Bonus Shares " means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

2.7	" Business Criteria " has the meaning set forth in Section 5.8(c).

2.8	"Cause " means, unless otherwise defined in an Award Agreement,

(a)	a Grantee's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud, dishonesty or moral turpitude,

(b)
any willful action or omission by a Grantee which would constitute grounds for immediate dismissal under the employment policies of the Company or the Subsidiary by which Grantee is employed, including but not limited to intoxication with alcohol or illegal drugs while on the premises of the Company or any Subsidiary, or violation of sexual harassment laws or the internal sexual harassment policy of the Company or the Subsidiary by which Grantee is employed,

(c)	a Grantee's habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse, or

(d)	a Grantee's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company or any Subsidiary;

provided, however , that for purposes of clauses (b), (c) and (d), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interest of the Company (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled).  A Grantee who agrees to resign from his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

2.9	" Change of Control " means, unless otherwise defined in an Award Agreement, any one or more of the following:

(a)
any Person other than (i) a Subsidiary, (ii) any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or (iii) any Excluded Person, becomes the Beneficial Owner of 35% or more of the common shares of the Company or of Voting Securities representing 35% or more of the combined voting power of the Company (such a person or group, a "35% Owner "), except that (i) no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 60% of the common shares of such corporation and Voting Securities representing more than 60% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common shares and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common shares and Voting Securities of the Company, as the case may be and (ii) such corporation shall not be deemed a 35% Owner; or

(b)	the Incumbent Directors (determined using the Effective Date as the baseline date) cease for any reason to constitute at least a majority of the directors of the Company then serving; or

(c)
the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, reorganization, consolidation, or similar transaction, or the sale or other disposition of all or substantially all (at least 40%) of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a " Reorganization Transaction ") which is not an Exempt Reorganization Transaction.

The definition of "Change of Control" may be amended at any time prior to the occurrence of a Change of Control, and such amended definition shall be applied to all Awards granted under the Plan whether or not outstanding at the time such definition is amended, without requiring the consent of any Grantee.  Notwithstanding the occurrence of any of the foregoing events, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur and (b) a Change of Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change of Control.

2.10	" Change of Control Period " has the meaning set forth in Section 5.6(c).

2.11	" Change of Control Value " means the Fair Market Value of a Share on the date of a Change of Control.

2.12
"Code " means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder.  References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

2.13	"Company " has the meaning set forth in Section 1.1.

2.14
"Disabled " or "Disability " means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan.  Notwithstanding the foregoing, with respect to an Incentive Stock Option, "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Board in good faith, upon receipt of medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

2.15	"Effective Date " has the meaning set forth in Section 1.1.

2.16
" Eligible Person " means any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence or has been subject to a disability which does not qualify as a Disability.

2.17	"Exchange Act " means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

2.18
" Excluded Person " means any Person who, along with such Person's Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) is the Beneficial Owner of 15% or more of the Shares outstanding as of the Effective Date.

2.19
" Exempt Reorganization Transaction " means a Reorganization Transaction which (i) results in the Persons who were the direct or indirect owners of the outstanding common shares and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 60% of the then-outstanding common shares of the Surviving Corporation and Voting Securities representing more than 60% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common shares and Voting Securities of the Company immediately before such Reorganization Transaction, or (ii) after such transaction, more than 50% of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the agreement providing for the Reorganization Transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time).

2.20
" Fair Market Value " means, unless otherwise determined or provided by the Board in the circumstances, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board, and (B) with respect to Shares, (i) the last sale price (also referred to as the closing price) of a Share on such U.S. securities exchange as the Shares are then traded, for the applicable date, (ii) if such U.S. securities exchange is closed for trading on such date, or if the Shares do not trade on such date, then the last sales price used shall be the one on the date the Shares last traded on such U.S. securities exchange, or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined in good faith by the Board using a method consistently applied.  Notwithstanding the above, for all Options, SARs and Deferred Shares (RSUs) granted before June 5, 2009, Fair Market Value for purposes of establishing Option Prices, Exercise Prices or values of Shares, respectively, was established based on the average of the high and low trading prices on the Nasdaq Global Select Market (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported).

2.21	" Freestanding SAR " means any SAR that is granted independently of any Option.

2.22
"Good Reason " means any action by the Company or the Subsidiary employing a Grantee which results in any of the following without the Grantee's consent:  (a) a material diminution or other material adverse change in the Grantee's position, authority or duties, (b) requiring the Grantee to be based at any office or location more than 50 miles from the location where he or she was previously based, (c) a material diminution in the Grantee's compensation in the aggregate, other than a diminution applicable to all similarly situated employees.  A Grantee shall not have Good Reason to terminate his or her position unless, (1) within 60 days following the event or circumstance set forth above in (a), (b) or (c), the Grantee notifies the Company of such event or circumstance, (2) the Grantee gives the Company 30 days to correct the event or circumstance, and (3) the Company does not correct, in all material respects, such event or circumstance.

2.23	"Grant Date " has the meaning set forth in Section 5.2.

2.24	"Grantee " means an individual who has been granted an Award.

2.25	"Including " or "includes " mean "including, without limitation," or "includes, without limitation", respectively.

2.26
" Incumbent Directors " means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by shareholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a majority of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), or (iii) a proposed Reorganization Transaction.

2.27	"Option " means an option granted under Article 6 of the Plan, including an incentive stock option.

2.28	"Option Price " means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.29
"Option Term " means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such Option then in effect.

2.30
" Performance Award " means any Award that will be issued, granted, vested, exercisable or payable, as the case may be, upon the achievement of one or more Business Criteria, as set forth in Section 5.8.

2.31	" Performance Period " has the meaning set forth in Section 10.2.

2.32	" Performance Share" or " Performance Unit " has the meaning set forth in Article 10.

2.33
" Period of Restriction " means the period during which the transfer of Restricted Shares is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board) or the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.

2.34	"Person " shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.35	"Plan " has the meaning set forth in Section 1.1.

2.36	"Plan Committee " has the meaning set forth in Section 3.1.

2.37	" Reorganization Transaction " has the meaning set forth in Section 2.8(c).

2.38	" Restricted Shares " means Shares that are issued as an Award under the Plan that is subject to Restrictions.

2.39
" Restricted Stock Units" (f/k/a " Deferred Shares ") means units awarded to Grantees pursuant to Article 9 hereof, which are convertible into Shares at such time as such units are no longer subject to Restrictions as established by the Board.  Restricted Stock Units are the same as "Deferred Shares" previously referred to and granted under the Plan prior to this Amended and Restated Plan becoming effective.

2.40
"Restriction " means any restriction on a Grantee's free enjoyment of the Shares or other rights underlying Awards, including (a) that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Board may impose in the Award Agreement (including, without limitation, any restriction on the right to vote such Share, and the right to receive any dividends). Restrictions may be based on the passage of time or the satisfaction of performance criteria or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Board shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date or the occurrence of such event or the satisfaction of such other criteria as the Board shall determine.

2.41	"Rule 16b-3 " means Rule 16b-3 promulgated by the SEC under the Exchange Act, together with any successor rule, as in effect from time to time.

2.42	"SAR " means a stock appreciation right and includes both Tandem SARs and Freestanding SARs.

2.43
"SAR Term " means the period beginning on the Grant Date of a SAR and ending on the expiration date of such SAR, as specified in the Award Agreement for such SAR and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such SAR then in effect.

2.44	"SEC " means the United States Securities and Exchange Commission, or any successor thereto.

2.45	"Section " means, unless the context otherwise requires, a Section of the Plan.

2.46	" Section 16 Person " means a person who is subject to obligations under Section 16 of the Exchange Act with respect to transactions involving equity securities of the Company.

2.47	"Share " means a common share, $0.005 par value, of the Company.

2.48
"Subsidiary " means with respect to any Person, (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by such Person, and (b) any partnership or limited liability company in which such Person has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%.  Solely with respect to a grant of an incentive stock option under the requirements of Section 422 of the Code, "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code.

2.49	" Substitute Option " has the meaning set forth in Section 6.3.

2.50
" Surviving Corporation " means the corporation resulting from a Reorganization Transaction or, if Voting Securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

2.51
"Tandem SAR " means a SAR that is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

2.52	" Tax Withholding " has the meaning set forth in Section 14.1(a).

2.53
" Termination of Affiliation " occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, or with respect to an individual who is an employee of a Subsidiary, the first day on which such Subsidiary ceases to be a Subsidiary.  A Termination of Affiliation shall have the same meaning as a "separation from service" under Code Section 409A(2)(A)(i).

2.54
" Voting Securities " of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

Article 3.  Administration

3.1
Board and Plan Committee .  Subject to Article 13, and to Section 3.2, the Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan (" Plan Committee ").  To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3.  To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Plan Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code Section 162(m).  The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, including, but not limited to having exclusive authority to make certain grants of Awards or to perform such other acts, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 or Code Section 162(m) as then in effect.

Any references herein to "Board" are, except as the context requires otherwise, references to the Board or the Plan Committee, as applicable.

3.2	Powers of the Board . Subject to the express provisions of the Plan, the Board has full and final authority and sole discretion as follows:

(a)
taking into consideration the reasonable recommendations of management, to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the Option Price, the Option Term, the Restrictions, the benefit payable under any SAR, Performance Unit or Performance Share and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(b)
to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether and on what terms to permit or require the payment of cash dividends thereon to be deferred, when Restrictions on Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall lapse and whether such shares shall be held in escrow;

(c)	to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(d)
to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards and lapse of Restrictions upon the Termination of Affiliation of a Grantee;

(e)
to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

(f)
to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefore; provided that any replacement grant that would be considered a repricing shall be subject to shareholder approval;

(g)
to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms, conditions or Restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

(h)	subject to Section 5.3, to extend the time during which any Award or group of Awards may be exercised;

(i)
to make such adjustments or modifications to Awards to Grantees who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law, and to authorize foreign Subsidiaries to adopt plans as provided in Article 15;

(j)
to delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to subdelegate, except that only a member of the Board of Directors of the Company (or a committee thereof) may grant Awards from time to time to specified categories of Eligible Persons in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board or the Plan Committee to individuals who are then Section 16 Persons or other than by the Plan Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code Section 162(m);

(k)
to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan to be performed by the Board of Directors of the Company;

(l)
to delegate its duties and responsibilities under the Plan with respect to foreign Subsidiary plans, except its duties and responsibilities with respect to Section 16 Persons, and (A) the acts of such delegates shall be treated hereunder as acts of the Board and (B) such delegates shall report to the Board regarding the delegated duties and responsibilities;

(m)
to correct any defect or supply any omission or reconcile any inconsistency, and construe and interpret the Plan, the rules and regulations, any Award Agreement or any other instrument entered into or relating to an Award under the Plan, and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(n)
to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

(o)	to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on any matter relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Board, and all such determinations of the Board shall be final, conclusive and binding on all Persons.  No member of the Board shall be liable for any action or determination made with respect to the Plan or any Award.

Article 4.  Shares Subject to the Plan

4.1	Number of Shares Available.

(a)
Plan Limit.   Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is ten million (10,000,000) Shares.  The maximum number of Shares that may be delivered pursuant to the exercise of Options (including incentive stock options under Code Section 422) or SARs is ten million (10,000,000 Shares. The maximum number of Shares that may be delivered as Restricted Shares or pursuant to Performance Units or Restricted Stock Units is three million (3,000,000) Shares.  The maximum number of Bonus Shares that may be awarded is one million (1,000,000) Shares.  If any Shares subject to an Award granted hereunder are forfeited or an Award or any portion thereof otherwise terminates or is settled without the issuance of Shares, the Shares subject to such Award, to the extent of any such forfeiture, termination or settlement, shall again be available for grant under the Plan.  The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

(b)
Individual Limit. No individual Grantee may be granted Options, SARs, Restricted Shares, Restricted Stock Units, Bonus Shares, Performance Units or Performance Shares in Shares, or in any combination thereof, relating to an aggregate number of Shares under the Plan that exceeds two million (2,000,000) Shares in any 5-year period.  If a previously granted Option, SAR, Restricted Stock Unit, Performance Unit, or Performance Share is forfeited, canceled or repriced, such forfeited, canceled or repriced Award as the case may be, shall continue to be counted against the maximum number of Shares subject to Awards that may be delivered to any Grantee under this Section 4.1(b).

4.2	Adjustments in Authorized Shares.

(a)
Adjustment Principle.   In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)
Example.   By way of illustration, and not by way of limitation, the following illustrates how the foregoing adjustment principles would apply in the context of a stock split:  Assume a Grantee holds an Option to purchase 1,000 shares of Company stock at an Option Price of $50 per share.  Assume further that the Company completes a two-for-one stock split such that every stockholder on the requisite record date receives two shares of Company stock for every one share held on the record date.  Pursuant to the adjustment principles set forth above in Section 4.2(a), the Grantee's Option would be adjusted such that, after such adjustment, the Grantee would hold an Option to purchase 2,000 shares of Company stock at an Option Price of $25 per share.  All other terms and conditions of the Option would remain the same.  Similar adjustment principles would apply to SARs, Performance Shares, Performance Units, Bonus Shares and Deferred Shares.  This Section 4.2(b) is for illustrative purposes only, assumes hypothetical facts, and shall not, under any event or circumstance, be interpreted as the adjustment outcome with respect to specific factual situations.

4.3	Newly Issued Shares . Shares delivered in connection with Awards may only be newly issued Shares.

Article 5.  Eligibility and General Conditions of Awards

5.1	Eligibility . The Board may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2
Grant Date .  The Grant Date of an Award shall be the date on which the Board grants the Award or such later date as specified by the Board (i) in the Board's resolutions or minutes addressing the Award grants or (ii) in the Award Agreement.

5.3
Maximum Term .  Subject to the following proviso, the Option Term or other period during which an Award may be outstanding shall not extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein specified.

5.4
Award Agreement .  To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

5.5
Restrictions on Share Transferability .  The Board may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

5.6
Termination of Affiliation .  Except as otherwise provided in an Award Agreement (including an Award Agreement as amended by the Board pursuant to Section 3.2), and subject to the provisions of Section 13.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

(a)	For Cause . If a Grantee has a Termination of Affiliation for Cause:

(i)           the Grantee's Restricted Shares that are forfeitable immediately before such Termination of Affiliation shall automatically be forfeited on such date, subject in the case of Restricted Shares to the provisions of Section 8.5 regarding repayment of certain amounts to the Grantee;

(ii)           the Grantee's Restricted Stock Units shall automatically be forfeited; and

(iii)           any unexercised Option or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

(b)	On Account of Death or Disability . If a Grantee has a Termination of Affiliation on account of death or Disability:

(i)           the Grantee's Restricted Shares that were forfeitable immediately before such Termination of Affiliation shall thereupon become nonforfeitable;

(ii)           the Grantee’s Restricted Stock Units shall immediately be settled in accordance with Section 9.4;

(iii)           any unexercised Option or SAR, whether or not exercisable immediately before such Termination of Affiliation, shall be fully exercisable and may be exercised, in whole or in part, at any time up to one year after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

(iv)           the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

(A)           a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(B)           a percentage determined by the Plan Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Board elects to compute the benefit after the end of the Performance Period, the Performance percentage, as determined by the Board, attained during the Performance Period.

(c)
Change of Control Period .  If a Grantee has a Termination of Affiliation during the period (" Change of Control Period ") commencing on a Change of Control and ending on the first anniversary of the Change of Control, which Termination of Affiliation is initiated by the Company or a Subsidiary other than for Cause, or initiated by the Grantee for Good Reason, then

(i)           the Grantee’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

(ii)           the Grantee’s Restricted Stock Units shall immediately be settled in accordance with Section 9.4;

(iii)           any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, shall thereupon be fully exercisable and may be exercised, in whole or in part for ninety (90) days following such Termination of Affiliation (but only during the Option Term or SAR Term, respectively); and

(iv)           t he Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

(A)           a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Termination of Affiliation and the denominator of which is the number of whole and partial months in the Performance Period; and

(B)           a percentage equal to a greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period.

(d)	Any Other Reason . If a Grantee has a Termination of Affiliation for any reason other than for Cause, death or Disability, and other than under the circumstances described in Section 5.6(c), then:

(i)           the Grantee's Restricted Shares, to the extent forfeitable immediately before such Termination of Affiliation, shall thereupon automatically be forfeited, subject in the case of Restricted Shares to the provisions of Section 8.5 regarding repayment of certain amounts to the Grantee;

(ii)           the Grantee's Restricted Stock Units shall automatically be forfeited;

(iii)           any unexercised Option or SAR, to the extent exercisable immediately before such Termination of Affiliation, shall remain exercisable in whole or in part for ninety (90) days after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

(iv)           any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

5.7	Nontransferability of Awards.

(a)
Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

(b)
Except as provided in Section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)
To the extent and in the manner permitted by the Board, and subject to such terms and conditions as may be prescribed by the Board, a Grantee may transfer an Award to (a) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee, (including adoptive relationships), (b) any person sharing the Grantee's household (other than a tenant or employee), (c) a trust in which persons described in (a) or (b) have more than 50% of the beneficial interest, (d) a foundation in which persons described in (a) or (b) or the Grantee own more than 50% of the voting interests; provided such transfer is not for value.  The following shall not be considered transfers for value:  (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by persons described in (a) or (b) above or the Grantee, in exchange for an interest in that entity.

5.8	Section 162(m) Performance Awards.

(a)
General . Any type of Award that is eligible to be granted under the Plan may be granted to officers and employees as awards intended to satisfy the requirements of "performance-based compensation" within the meaning of Section 162(m) of the Code (" Performance Awards ").  The grant, vesting, exercisability or payment of Performance Awards may depend on the degree of achievement of one or more performance goals relative to a preestablished target level or levels using one or more of the Business Criteria set forth below.

(b)
Class . The eligible class of persons to receive Performance Awards shall be any hourly or salaried officer or employee of the Company or one of its subsidiaries.  The Plan Committee approving Performance Awards or making any certification required pursuant to Section 5.8(c) must be constituted as provided for in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

(c)
Performance Goals .  The specific performance goals for Performance Awards shall be, on an absolute or relative basis, established based on one or more of the following business criteria (" Business Criteria ") for the Company on a segregated or consolidated basis or for one or more of the Company's subsidiaries, segments, divisions, or business units, as selected by the Plan Committee:

(i)	Earnings (either in the aggregate or on a per-Share basis);

(ii)         Operating profit (either in the aggregate or on a per-Share basis);

(iii)        Operating income (either in the aggregate or on a per-Share basis);

(iv)        Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

(v)         Net income or loss (either in the aggregate or on a per-Share basis);

(vi)        Ratio of debt to debt plus equity;

(vii)       Net borrowing;

(viii)      Credit quality or debt ratings;

(ix)         Inventory levels, inventory turn or shrinkage;

(x)          Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(xi)         Free cash flow (either in the aggregate or on a per-Share basis);

(xii)        Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(xiii)       Operating and maintenance cost management and employee productivity;

(xiv)      Gross margin;

(xv)       Return measures (including return on assets, equity, or sales);

(xvi)      Productivity increases;

(xvii)     Share price (including attainment of a specified per-Share price during the relevant performance period; growth measures and total shareholder return or attainment by the Shares of a specified price for a specified period of time);

(xviii)    Where applicable, growth or rate of growth of any of the above Business Criteria set forth in this Section 5.8(c);

(xix)       Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xx)        Achievement of business or operational goals such as market share and/or business development; and/or

(xxi)       Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

provided that applicable Business Criteria may be applied on a pre- or post-tax basis; and provided further that the Plan Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.  As established by the Plan Committee, the Business Criteria may include, without limitation, GAAP and non-GAAP financial measures. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in a Company bonus or incentive plan, if any, which has been approved by the Company's shareholders, which are incorporated herein by reference. Such performance goals shall be set by the Plan Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m).

(d)
Flexibility as to Timing, Weighting, Applicable Business Unit .  For Awards intended to comply with the performance-based exception to Code Section 162(m), the Plan Committee shall set the Business Criteria within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Business Criteria may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Business Criteria may differ for Awards to different Grantees. The Plan Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Business Criteria may apply to a Grantee, to the Company as a whole, to one or more Subsidiaries or to a department, unit, division or function within the Company, within any one or more Subsidiaries or any one or more joint ventures of which the Company is a party, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

(e)
Discretion to Adjust .  The Plan Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the performance-based exception under Code Section 162(m) may not (unless the Plan Committee determines to amend the Award so that it no longer qualifies for such performance-based exception) be adjusted upward. The Plan Committee shall retain the discretion to adjust such Awards downward. The Plan Committee may not, unless the Plan Committee determines to amend the Award so that it no longer qualifies for the performance-based exception, delegate any responsibility with respect to Awards intended to qualify for such performance-based exception. All determinations by the Plan Committee as to the achievement of the Business Criteria shall be certified in writing prior to payment of the Award.

(f)
Alteration of Performance Measures .  In the event that applicable laws allow an Award to qualify for the performance-based exception to Code Section 162(m) even if the Plan Committee alters the governing Business Criteria without obtaining shareholder approval, the Plan Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 6.  Stock Options

6.1
Grant of Options .  Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board.  Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary, which Option may have a value (as determined by the Board under Black-Scholes or any other option valuation method) that is equal to or greater than the amount of such other compensation.

6.2
Award Agreement .  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

6.3
Option Price .  The Option Price of an Option under this Plan shall be determined by the Board, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date; provided, however , that any Option (" Substitute Option ") that is (x) granted to a Grantee in connection with the acquisition ("Acquisition "), however effected, by the Company of another corporation or entity (" Acquired Entity ") or the assets thereof, (y) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (" Acquired Entity Option ") held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, shall be granted such that such option substitution is completed in conformity with the rules set forth in Section 424(a) of the Code.

6.4
Grant of Incentive Stock Options .  At the time of the grant of any Option to an Eligible Person who is an employee of the Company or a Subsidiary, the Board may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code.  Any option designated as an incentive stock option:

(a)
shall not be granted to a person who owns shares (including shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company;

(b)	shall be for a term of not more than 10 years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c)
shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Shares with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans ")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the " $100,000 Limit");

(d)
shall, if the aggregate Fair Market Value of a Share (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant ") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (" Prior Grants ") would exceed the $100,000 Limit, be exercisable as follows:

(i)           the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(ii)           if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Subsection (iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant;

(e)	shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company;

(f)
shall require the Grantee to notify the Board of any disposition of any Shares issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

(g)
shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Board, designate in writing a beneficiary to exercise such incentive stock option after the Grantee's death.

Notwithstanding the foregoing, the Board may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

6.5
Exercise of Options .  Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by cash, personal check or wire transfer or, subject to the approval of the Board pursuant to procedures approved by the Board,

(a)
through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise,

(b)	through simultaneous sale through a broker of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board,

(c)
by delivery to the Company of certificates representing the number of Shares then owned by the Grantee, the Fair Market Value of which equals the purchase price of the Shares purchased in connection with the Option exercise, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Grantee for such minimum period of time as may be established from time to time by the Board; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the exercise price.  For purposes of this Section 6.5(c), in lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Grantee, the Board may, in its discretion permit the Grantee to submit to the Company a statement affirming ownership by the Grantee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Grantee as payment of the exercise price, or

(d)
by a "net exercise" arrangement pursuant to which the Company will not require a payment of the Option Price but will reduce the number of Shares upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Price.  With respect to any remaining balance of the aggregate option price, the Company will accept a cash payment from the Grantee. Notwithstanding the foregoing, a "net exercise" arrangement will not be an eligible exercise method for incentive stock options unless and until the Company and its advisors conclude that such method of exercise may be utilized without resulting in a disqualification of the incentive stock option.

Article 7.  Stock Appreciation Rights

7.1
Grant of SARs .  Subject to the terms and conditions of this Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Board in its sole discretion.  The Board may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Board shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limitations imposed in this Plan and by applicable law.

(b)
Exercise Price and Other Terms .  All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares of Stock on the SARs' Grant Date.  The Board, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan.  The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

7.2
SAR Award Agreement .  Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Grantee to whom the SAR is granted and which shall specify the exercise price per share, the SAR Term, the conditions of exercise, and such other terms and conditions as the Board in its sole discretion shall determine.

7.3
Exercise of SARs .  SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares over which the SAR is to be exercised.  Tandem SARs (a) may be exercised with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option; (b) may be exercised only with respect to the Shares for which its related Option is then exercisable; and (c) may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option.  The value of the payment with respect to the Tandem SAR may be no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised.

7.4
Expiration of SARs .  A SAR granted under this Plan shall expire on the date set forth in the SAR Award Agreement, which date shall be determined by the Board in its sole discretion.  Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable.  The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.5
Payment of SAR Amount .  Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised.  The payment upon a SAR exercise shall be solely in whole Shares of equivalent value.  Fractional Shares shall be rounded down to the nearest whole Share with no cash consideration being paid upon exercise.

Article 8.  Restricted Shares and Bonus Shares

8.1
Grant of Restricted Shares .  Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Board shall determine.

8.2
Bonus Shares .  Subject to the terms of the Plan, the Board may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Board.  Bonus Shares shall be Shares issued without any Restriction.

8.3
Award Agreement .  Each grant of Restricted Shares shall be evidenced by an Award Agreement, which shall specify the Restrictions and the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Board shall determine.  The Board may impose such Restrictions on any Restricted Shares as it may deem advisable, including Restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary or individual), time-based Restrictions on vesting or Restrictions under applicable securities laws; provided that in all cases, the Restricted Shares shall be subject to a minimum two-year graduated vesting schedule (50% each year), except, if as provided in the Award Agreement, in the event of death, disability, Change of Control, Termination of Affiliation with Good Reason, or Termination of Affiliation by the Employer other than for Cause.

8.4
Consideration .  The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Shares or Bonus Shares.  Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

8.5
Effect of Forfeiture .  If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture.  The Company shall pay to the Grantee the required amount as soon as is administratively practical.  Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.6
Escrow; Legends .  The Board may provide that the certificates for any Restricted Shares or Bonus Shares shall be represented by, at the option of the Board, either book entry registration or by a stock certificate or certificates.  If the shares of Restricted Shares are represented by a certificate or certificates, such shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares.  If any Restricted Shares become nonforfeitable and are represented by certificates, the Company shall cause certificates for such Shares to be issued without such legend.

Article 9.  Restricted Stock Units (f/k/a "Deferred Shares")

9.1
Grant of Restricted Stock Units .  Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3) and (4), the Board, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Board shall determine. A Grantee shall have no voting rights in Restricted Stock Units.

9.2
Award Agreement .  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions as the Plan Committee shall determine in accordance with the Plan and Code Section 409A.  The Plan Committee may impose such Restrictions on Restricted Stock Units, including time-based Restrictions, Restrictions based on the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or restrictions under applicable securities laws; provided that in all cases the Restricted Stock Units shall be subject to a minimum two-year graduated vesting schedule (50% each year), except, if as provided in the Award Agreement, in the event of death, Disability, Change of Control, Termination of Affiliation with Good Reason, or Termination of Affiliation by the Employer other than for Cause.

9.3
Crediting Restricted Stock Units .  The Company shall establish an account (" RSU Account ") on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee's RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

9.4
Settlement of RSU Accounts .  The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee's RSU Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Share Unit.  The "Settlement Date" for all Restricted Stock Units credited to a Grantee's RSU Account shall be the date when Restrictions applicable to an Award of Restricted Stock Units have lapsed.

Article 10.  Performance Units and Performance Shares

10.1
Grant of Performance Units and Performance Shares .  Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as the Board shall determine.  Each grant of Performance Units or Performance Shares shall be evidenced by an Award Agreement which shall specify the terms and conditions applicable to the Performance Units or Performance Shares, as the Board determines.

10.2
Value/Performance Goals .  Each Performance Unit shall have an initial value that is established by the Board at the time of grant, that is equal to the Fair Market Value of a Share on the Grant Date.  The Board shall set the Business Criteria which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.  For purposes of this Article 10, the time period during which the performance goals must be met shall be called a " Performance Period ."  The Board shall have complete discretion to establish the performance goals.

10.3
Payment of Performance Units and Performance Shares .  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Board determines appropriate, the Board may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

10.4
Form and Timing of Payment of Performance Units and Performance Shares .  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period.  The Board may cause earned Performance Units or Performance Shares to be paid in cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period.  Such Shares may be granted subject to any restrictions deemed appropriate by the Board.  The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

As determined by the Board, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee.  In addition, a Grantee may, as determined by the Board, be entitled to exercise his or her voting rights with respect to such Shares.

Article 11.  Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Grantee's death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime.  In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

Article 12.  Rights of Employees

12.1
Employment .  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment at any time, nor confer upon any Grantee the right to continue in the employ of the Company.

12.2	Participation . No employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

Article 13.  Amendment, Modification, and Termination

13.1
Amendment, Modification, and Termination .  Subject to the terms of the Plan, the Board of Directors of the Company may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's shareholders, except to the extent the Board of Directors of the Company determines it is desirable to obtain approval of the Company's shareholders, to retain eligibility for exemption from the limitations of Code Section 162(m), to have available the ability for Options to qualify as ISOs, to comply with the requirements for listing on any exchange where the Company's Shares are listed, or for any other purpose the Board of Directors of the Company deems appropriate.

13.2
Adjustments Upon Certain Unusual or Nonrecurring Events .  The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

13.3
Awards Previously Granted .  Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.8 and Section 13.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.  Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

13.4
Adjustments in Connection with Change of Control .  In the event the Company undergoes a Change of Control or in the event of a separation, spin-off, sale of a material portion of the Company's assets or any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act and in which a Change of Control does not occur, the Board, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder in the manner as agreed to by the Board as set forth in the definitive agreement relating to the transaction.  Without limitation, the Board or Plan Committee may:

(a)	remove restrictions on Restricted Shares and Restricted Stock Units;

(b)	modify the performance requirements for any other Awards;

(c)	provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire;

(d)
provide for the purchase by the Company of any such Award, upon the Grantee's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Grantee's rights had such Award been currently exercisable or payable;

(e)	make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change of Control;

(f)
cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change of Control.  Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's Shares, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change of Control.

13.5
Prohibition on Repricings .  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

Article 14.  Withholding

14.1	Mandatory Tax Withholding.

(a)
Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award, or upon the lapse of Restrictions on an Award, or any other event with respect to rights and benefits hereunder (the exercise date, date such Restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the "Tax Date "), the Company shall be entitled to require and may accommodate the Grantee's request if so requested, to satisfy all federal, state, local and foreign tax withholding requirements, including Social Security and Medicare ("FICA ") taxes related thereto (" Tax Withholding "), by one or a combination of the following methods:

(i)	Payment of an amount in cash equal to the amount to be withheld;

(ii)           Requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or the SAR payable in Shares, upon the lapse of Restrictions on an Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii)           withholding from compensation otherwise due to the Grantee.

The Board in its sole discretion may provide that the maximum amount of tax withholding to be satisfied by withholding Shares pursuant to clause (ii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash.  If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)
Any Grantee who makes a disqualifying disposition of an incentive stock option granted under the Plan or who makes an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Tax Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

14.2
Notification under Code Section 83(b) .  If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.  The Board may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

Article 15.  Equity Incentive Plans of Foreign Subsidiaries

The Board may authorize any foreign Subsidiary to adopt a plan for granting Awards (" Foreign Equity Incentive Plan ").  All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan.  Such Foreign Equity Incentive Plans shall have such terms and provisions as the Board permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan.  Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

Article 16.  Additional Provisions

16.1
Successors .  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

16.2
Gender and Number .  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.3
Severability .  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

16.4
Requirements of Law .  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required.  Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

16.5	Securities Law Compliance.

(a)
If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable.  All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Board may cause a legend or legends to be placed on any such certificates to refer to such restrictions.  If so requested by the Company, the Grantee shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

(b)
If the Board determines that the exercise of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are then listed, then the Board may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

16.6
No Rights as a Shareholder .  A Grantee shall not have any rights as a shareholder with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. Unless otherwise determined by the Board at the time of a grant of Restricted Shares, any cash dividends that become payable on Restricted Shares shall be deferred and, if the Board so determines, reinvested in additional Restricted Shares. Except as otherwise provided in an Award Agreement, any share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Board may provide for payment of interest on deferred cash dividends.

16.7
Nature of Payments .  Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

16.8	Military Service . Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

16.9
Governing Law .  The Plan and the rights of any Grantee receiving an Award thereunder shall be construed and interpreted in accordance with and governed by the laws of the State of Kansas without giving effect to the principles of the conflict of laws to the contrary.

SCHEDULE 2

Garmin Ltd.

Amended and Restated 2000 Non-Employee
Directors’ Option Plan

Effective June 5, 2009

Garmin Ltd.
Amended and Restated 2000
Non-Employee Directors’ Option Plan

Article 1.  Establishment, Objectives and Duration

1.1          Establishment and Amendment of the Plan .  Garmin Ltd., a Cayman Islands company (the “Company”) established the Garmin Ltd. 2000 Non-Employee Directors’ Option Plan (the “Plan”), effective November 1, 2000 (the “Original Effective Date”) which was duly approved by the Board of Directors of the Company (the “Board”) on October 20, 2000 and approved by the Company’s shareholders on October 24, 2000.  In 2006, the Company effected a two-for-one stock split of the Company’s Shares (the “Stock Split”).  Subject to the approval of the shareholders of the Company, the Board adopted this amended and restated plan effective June 5, 2009, (the “New Effective Date”) to increase the authorized number of common shares that may be issued under the Plan and to make certain amendments reflecting the Stock Split and changes in the law.

1.2          Objectives of the Plan .  The Plan is intended to allow Eligible Directors of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company, aligning their interests with those of the shareholders of the Company, and to assist the Company in attracting and retaining experienced and knowledgeable individuals to serve as directors.

1.3          Duration of the Plan ..  The Plan commenced on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 8 hereof, until the earlier of (a) the 10 year anniversary of the New Effective Date and (b) the date all Shares subject to the Plan shall have been delivered according to the Plan’s provisions; provided that the Plan shall remain in effect with respect to and shall govern any grants made hereunder including any amounts deferred in connection with such grants.

Article 2.  Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1         “ Annual Meeting of Shareholders” means the regularly scheduled annual meeting of the Company’s shareholders.

2.2         “Annual Option Grant” shall mean that portion of the Retainer payable to an Eligible Director in Options.

2.3         “Article” means an Article of the Plan.

2.4         “Beneficial Owner” has the meaning specified in Rule 13d-3 of the SEC under the Exchange Act.

2.5         “Board” has the meaning set forth in Section 1.1.

2.6         “Cause” means, (i)  an Eligible Director’s conviction of a felony or other crime involving fraud, dishonesty or moral turpitude; (ii)  willful or reckless material misconduct in an Eligible Director’s performance of his or her duties as a Director; or (iii) an Eligible Director’s habitual neglect of duties; provided, that an Eligible Director who agrees to resign his position on the Board in lieu of being removed for Cause, may be deemed to have been removed for Cause for purposes of this Plan.

2.7         “Change of Control” means, unless otherwise defined in an Option Agreement, any one or more of the following:

(a)
any Person other than (i) a Subsidiary, (ii) any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or (iii) any Excluded Person, becomes the Beneficial Owner of 35% or more of the common shares of the Company or of Voting Securities representing 35% or more of the combined voting power of the Company (such a person or group, a “35% Owner”), except that (i) no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 60% of the common shares of such corporation and Voting Securities representing more than 60% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common shares and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common shares and Voting Securities of the Company, as the case may be and (ii) such corporation shall not be deemed a 35% Owner; or

(b)	the Incumbent Directors (determined using the Original Effective Date as the baseline date) cease for any reason to constitute at least a majority of the directors of the Company then serving; or

(c)
the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, reorganization, consolidation, or similar transaction, or the sale or other disposition of all or substantially all (at least 40%) of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a “ Reorganization Transaction”) which is not an Exempt Reorganization Transaction.

The definition of “Change of Control” may be amended at any time prior to the occurrence of a Change of Control, and such amended definition shall be applied to all Options granted under the Plan whether or not outstanding at the time such definition is amended, without requiring the consent of any Eligible Director.  Notwithstanding the occurrence of any of the foregoing events, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person’s own behalf in a transaction which causes the Change of Control to occur and (b) a Change of Control shall not occur with respect to a Eligible Director if, in advance of such event, the Eligible Director agrees in writing that such event shall not constitute a Change of Control.

2.8           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

2.9           “Committee” has the meaning set forth in Article 3.1.

2.10          “Company” has the meaning set forth in Section 1.1.

2.11          “Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan.

2.12          “Effective Date” has the meaning set forth in Section 1.1.

2.13          “Eligible Director” means (i) any individual serving as a director on the Board immediately following the Annual Meeting of Shareholders of the Company and (ii) any individual elected or appointed to serve as a director on the Board at some time other than the Annual Meeting of Shareholders; provided, that a director who is an officer of the Company or a Subsidiary or otherwise employed by the Company or a Subsidiary shall not be an Eligible Director.

2.14          “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

2.15          “Excluded Person” means any Person who, along with such Person’s Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) is the Beneficial Owner of 15% or more of the Shares outstanding as of the Effective Date.

2.16          “ Exempt Reorganization Transaction” means a Reorganization Transaction which (i) results in the Persons who were the direct or indirect owners of the outstanding common shares and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 60% of the then-outstanding common shares of the Surviving Corporation and Voting Securities representing more than 60% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons’ ownership of the common shares and Voting Securities of the Company immediately before such Reorganization Transaction, or (ii) after such transaction, more than 50% of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the agreement providing for the Reorganization Transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time).

2.17          “Fair Market Value” means, unless otherwise determined or provided by the Plan Committee in the circumstances, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Plan Committee, and (B) with respect to Shares, (i) the last sale price (also referred to as the closing price) of a Share on such U.S. securities exchange as the Shares are then traded, for the applicable date, (ii) if such U.S. securities exchange is closed for trading on such date, or if the Shares do not trade on such date, then the last sales price used shall be the one on the date the Shares last traded on such U.S. securities exchange, or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined in good faith by the Plan Committee using a method consistently applied.  Notwithstanding the above, for all Options granted before June 5, 2009, Fair Market Value for purposes of establishing the Option Price was established based on the average of the high and low trading prices on the Nasdaq Global Select Market (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported).

2.18          “Grant Date” has the meaning set forth in Section 5.1.

2.19          “Including” or “includes” mean “including, without limitation,” or “includes, without limitation,” respectively.

2.20          “Incumbent Directors” means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by shareholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a majority of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a “tender offer” (as such term is used in Section 14(d) of the Exchange Act), or (iii) a proposed Reorganization Transaction.

2.21          “ Mandatory Retirement Age” means the age for mandatory retirement according to the policy of the Board, if any, in place from time to time.

2.22.         “New Effective Date” has the meaning set forth in Section 1.1.

2.23.         “Option” means an option to purchase Shares.

2.24.         “Option Agreement” means a written agreement by which an Option is evidenced.

2.25.         “Option Price” means the price at which a Share may be purchased by an Eligible Director pursuant to an Option.

2.26.         “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Option Agreement for such Option.

2.27.         “ Original Effective Date” has the meaning set forth in Section 1.1.

2.28.         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.29.         “Plan” has the meaning set forth in Section 1.1.

2.30.         "Plan Committee " has the meaning set forth in Section 3.1.

2.31.         “ Reorganization Transaction” has the meaning set forth in Section 2.8(c).

2.32          “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act,   together with any successor rule, as in effect from time to time.

2.33          “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.34          “Section” means, unless the context otherwise requires, a Section of the Plan.

2.35          “Share” means a common share, $0.005 par value, of the Company.

2.36          “Subsidiary” means (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by the Company, and (b) any partnership or limited liability company in which the Company has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%.

2.37          “Substitute Options” has the meaning set forth in Section 8.2.

2.38          “ Surviving Corporation” means the corporation resulting from a Reorganization Transaction or, if Voting Securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

2.39          “ Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer serving as a Director of the Company.

2.40          “Voting Securities” of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

Article 3.  Administration

3.1           Committee ..  Subject to Article 9, and to Section 3.2, the Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan (“Plan Committee”).  To the extent the Board considers it desirable for transactions relating to Options to be eligible to qualify for an exemption under Rule 16b-3, unless such qualification will be obtained by another means, the Board may require that the Plan Committee consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3.  The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, including, but not limited to having exclusive authority to make certain grants of Options or to perform such other acts, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of applicable securities or other laws then in effect.  Any references herein to “Committee” are references to the Board or the Plan Committee, as applicable.

3.2            Powers of Committee ..  Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(a)            to determine the terms and conditions applicable to each Option, including, but not limited to, the Option Price and the Option Term;

(b)            to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(c)            to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Options upon the Termination of Affiliation of an Eligible Director;

(d)           to determine the terms and conditions of all Option Agreements and, with the consent of the Eligible Director, to amend any such Option Agreement at any time, among other things, to permit transfers of Options to the extent permitted by the Plan; provided that the consent of the Eligible Director shall not be required for any amendment which (i) does not materially adversely affect the rights of the Eligible Director, or (ii) is necessary or advisable (as determined by the Committee) to carry out the purpose of the grant of Options as a result of any new or change in existing applicable law;

(e)            to cancel, with the consent of the Eligible Director, outstanding Options and to grant new Options in substitution therefore; provided that any replacement grant that would be considered a repricing shall be subject to shareholder approval;

(f)            to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Option or any group of other benefit hereunder for any reason and at any time, including in connection with a Termination of Affiliation;

(g)            subject to Sections 1.3 and 5.2, to extend the time during which any Option or other benefit may be exercised;

(h)           to correct any defect or supply any omission or reconcile any inconsistency, and construe and interpret the Plan, the rules and regulations, any Option Agreement or any other instrument entered into or relating to an Option awarded under the Plan, and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(i)             to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan to be performed by the Committee;

(j)             to impose such additional terms and conditions upon the grant, exercise or retention of Options and other grants as the Committee may, before or concurrently with the grant thereof, deem appropriate; and

(k)            to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on any matter relating to the Plan, any Option Agreement or other agreement under the Plan may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Annual Option Grant.

3.3             Majority Rule ..  A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

3.4            Company Assistance ..   The Company shall supply full and timely information to the Committee on all matters relating to Eligible Directors and such pertinent facts related thereto as the Committee may require.  The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

3.5            Plan Operation in Compliance with Rule 16b-3 of the 1934 Act.   The Plan shall be interpreted and administered to comply with Rule 16b-3 promulgated under the 1934 Act, as then applicable to the Company’s employee benefit plans.

Article 4.  Shares Subject to the Plan

4.1            Number of Shares Available.  Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is 250,000 Shares.  If any Shares subject to an option granted hereunder are forfeited or an option or any portion thereof otherwise terminates or is settled without the issuance of Shares, the Shares subject to such option, to the extent of any such forfeiture, termination or settlement, shall again be available for grant under the Plan.  The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.2            Adjustments in Authorized Shares .  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) with respect to which Options or Shares may be granted, (ii) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option or the substitution of other property for Shares subject to an outstanding Option; provided, that the number of Shares subject to any Option denominated in Shares shall always be a whole number.

4.3            Newly Issued Shares ..  Shares delivered in connection with Options may only be newly issued Shares.

Article 5.  General Conditions of Options

5.1            Grant Date ..  The Grant Date of Options received pursuant to an Annual Option Grant shall be the date of the Annual Meeting of Shareholders in the calendar year to which such grant relates or such later date as specified by the Committee (i) in the Committee’s resolutions or minutes addressing the Option grant or (ii) in the Option Agreement.  In the case of an Eligible Director who is initially appointed or elected on a date other than the date of an Annual Meeting of Shareholders, the Grant Date of such initial (prorata) Annual Option Grant shall be the first day such Eligible Director becomes an Eligible Director.

5.2           Term .  The Option Term shall be 10 years from the Grant Date, and shall be subject to earlier termination as herein specified; provided, that any deferral of the delivery of Shares with respect to an Option that is exercised within 10 years of the Grant Date may, if so permitted, extend more than 10 years after the Grant Date of the Annual Option Grant to which the deferral relates.

5.3            Option Agreement ..  The terms and conditions of each Option shall be set forth in an Option Agreement.

5.4            Option Price ..  The Option Price of an Option under this Plan shall be 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option granted as a Substitute Option that is (x) granted to an Eligible Director in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (y) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Eligible Director immediately prior to such Acquisition, and (z) intended to preserve for the Eligible Director the economic value of all or a portion of such Acquired Entity Option, shall be granted such that such option substitution is completed in conformity with the rules set forth in Section 424(a) of the Code.

5.5            Restrictions on Share Transferability .  The Committee may include in the Option Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Option as it may deem advisable, including restrictions under applicable federal securities laws.

5.6            Exercise of Options ..  Unless otherwise specified in the Option Agreement, Options shall become exercisable in accordance with the following table, or if sooner, shall become fully exercisable on the earliest of the first to occur of the Eligible Director’s (a) death, (b) Termination of Affiliation on account of Disability, (c) mandatory retirement upon attaining Mandatory Retirement Age, (d) Termination of Affiliation after a Change of Control under the conditions described in Section 8.1, and (e) involuntary Termination of Affiliation as described in Section 5.8(c).

Time Elapsed After Grant Date	Percentage of Option Exercisable

Less than 1 year	0%
1 year but less than 2 years	33-1/3%
2 years but less than 3 years	66-2/3%
3 years or more	100%

5.7           Payment ..  Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by cash, personal check or wire transfer or, subject to the approval of the Committee, pursuant to procedures approved by the Committee,

(a)           through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Eligible Director has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares;

(b)           through simultaneous sale through a broker of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board;

(c)           by delivery to the Company of number of Shares then owned by the Eligible Director, the Fair Market Value of which equals the purchase price of the Shares purchased in connection with the Option exercise, properly authorized or endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Eligible Director for such minimum period of time as may be established from time to time by the Board; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Shares used as payment of the exercise price.  For purposes of this Section 5.7(c), in lieu of actually surrendering to the Company the number of Shares then owned by the Eligible Director, the Board may, in its discretion permit the Eligible Director to submit to the Company a statement affirming ownership by the Eligible Director of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Eligible Director as payment of the exercise price, or

(d)           by a “net exercise” arrangement pursuant to which the Company will not require a payment of the Option Price but will reduce the number of Shares upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Price.  With respect to any remaining balance of the aggregate option price, the Company will accept a cash payment from the Eligible Director.

5.8            Termination of Affiliation .  Except as otherwise provided in an Option Agreement (including an Option Agreement as amended by the Committee), and subject to the provisions of Section 8.1,  the extent to which the Eligible Director shall have the right to exercise, an Option following Termination of Affiliation shall be determined in accordance with this Section 5.8.

(a)            For Cause ..  If an Eligible Director has a Termination of Affiliation for Cause any unexercised Option shall terminate effective immediately upon such Termination of Affiliation for Cause.

(b)            On Account of Death, Disability, Retirement or Mandatory Retirement .  If an Eligible Director has a Termination of Affiliation on account of death, Disability, or retirement upon attaining Mandatory Retirement Age, any unexercised Option, whether or not exercisable immediately before such Termination of Affiliation, may be exercised, in whole or in part, for a period of one year after such Termination of Affiliation (but only during the Option Term) by the Eligible Director or, after his or her death, by (i) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (ii) the Eligible Director’s beneficiary designated in accordance with Article 7.

(c)            Involuntary Removal .  If an Eligible Director is removed by the Company other than for Cause including, but not limited to, the Company’s decision not to slate such Eligible Director for reelection, any unexercised Option whether or not exercisable  immediately before such Termination of Affiliation, may be exercised in whole or in part, at any time within the first twelve (12) months following such Termination of Affiliation (but only during the Option Term) by the Eligible Director or, after his death or her death, by (i) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent or distribution, or (ii) the Eligible Director’s beneficiary designated in accordance with Article 7.

(d)            Any Other Reason .  If an Eligible Director has a Termination of Affiliation for any other reason including, but not limited to, failure to be reelected to the Board or voluntary resignation including failure to run for reelection, any unexercised Option to the extent exercisable immediately before such Termination of Affiliation, shall remain exercisable in whole or in part for six  (6) months after such Termination of Affiliation (but only during the Option Term) by the Eligible Director or, after his or her death, by (i) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (ii) the Eligible Director’s beneficiary designated in accordance with Article 7.

5.9            Nontransferability of Option Grants.

(a)             Except as provided in Section 5.9(c) below, each Option shall be exercisable only by the Eligible Director during the Eligible Director’s lifetime, or, if permissible under applicable law, by the Eligible Director’s guardian or legal representative.

(b)            Except as provided in Section 5.9(c) below, no Option (prior to the time Shares are issued) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Eligible Director otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)            To the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, an Eligible Director may transfer an Option to (a) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Eligible Director, (including adoptive relationships), (b) any person sharing the Eligible Director’s household (other than a tenant or employee), (c) a trust in which persons described in (a) or (b) have more than 50% of the beneficial interest, (d) a foundation in which persons described in (a) or (b) or the Eligible Director own more than 50% of the voting interests; provided such transfer is not for value.  The following shall not be considered transfers for value:  (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by persons described in (a) or (b) above or the Eligible Director, in exchange for an interest in that entity.

Article 6.  Annual Option Grant Program

6.1           Subject to the terms and provisions of this Plan, commencing on the Effective Date  and thereafter immediately following the Annual Meeting of Shareholders in each subsequent year, each Eligible Director shall automatically receive an Option to purchase a number of Shares equal to (a) divided by (b) where:  (a) equals four (4) times the dollar amount of the Eligible Director’s annual retainer for service on the Board and (b) equals the Fair Market Value of Shares as of the date of the Annual Meeting of Shareholders; provided , that fractional Shares shall be rounded up to the next larger whole number of Shares.  An Eligible Director who is not initially elected at the Annual Meeting of Shareholders shall, within ten (10) days of becoming an Eligible Director, receive a pro rata Annual Option Grant for the year of such initial election or appointment.  Such pro rata Annual Option Grant shall be for a number of Shares equal to four (4) times the dollar amount of the full annual retainer for an Eligible Director, divided by the Fair Market Value of a Share as of the Grant Date multiplied by a fraction, the numerator of which is 365 minus the number of days elapsed after the most recent prior Annual Meeting of Shareholders and before the Eligible Director’s election or appointment and the denominator of which is 365, provided that fractional Shares shall be rounded up to the next larger whole number of Shares.

6.2           The Annual Option Grant Program set forth above in section 6.1 will be reviewed annually but will remain in effect until changed by the Company’s Board of Directors.

Article 7.  Beneficiary Designation

7.1           Each Eligible Director under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Eligible Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Eligible Director in writing with the Company during the Eligible Director’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Eligible Director’s death shall be paid to the Eligible Director’s estate.

Article 8.  Change of Control and Certain Corporate Transactions

8.1            Change of Control ..  If an Eligible Director, upon a Change of Control or within one year thereafter, (a) is removed by the Company other than for Cause, or (b) fails to be reelected to the Board after being slated for reelection, or (c) is not slated for reelection, having expressed a willingness to be so slated, and if such Eligible Director has not reached Mandatory Retirement Age as of the date of such termination, and would not have reached Mandatory Retirement Age during his or her ensuing term as a Director if he or she were to be elected, then any unexercised Option, whether or not exercisable on the date of such termination, shall become fully exercisable and may be exercised, in whole or in part for the balance of its original term.

8.2            Substituting Options in Certain Corporate Transactions .  In connection with the Company’s acquisition, however effected, of another corporation or entity (the “Acquired Entity”) or the assets thereof, the Committee may, at its discretion, grant Options (“Substitute Options”) to a person who becomes an Eligible Director in connection with such acquisition and who held options or other equity interests in such Acquired Entity (“Acquired Entity Option”) immediately prior to such Acquisition in order to preserve for such Eligible Director the economic value of all or a portion of such Acquired Entity Option at such price as the Committee determines necessary to achieve preservation of economic value.  Any Shares delivered pursuant to substitute options under this section shall be in addition to the Shares under Section 4.1 hereof.  Any grant of a Substitute Option shall be made in conformity with the rules set forth in Section 424(a) of the Code.

Article 9.  Amendment, Modification, and Termination

9.1            Amendment, Modification, and Termination .  Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company’s shareholders.

9.2            Adjustments Upon Certain Unusual or Nonrecurring Events .  The Committee may make adjustments in the terms and conditions of Options in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

9.3            Options Previously Granted .  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Eligible Director who holds such Option, provided that to the extent any Option shall be adversely affected by any amendment or restatement to the Plan, the provisions of the Plan in effect as of the Grant Date of such Option shall prevail.

9.4            Adjustments in Connection with Change of Control .  In the event the Company undergoes a Change of Control or in the event of a separation, spin-off, sale of a material portion of the Company’s assets or any “going private” transaction under Rule 13e-3 promulgated pursuant to the Exchange Act and in which a Change of Control does not occur, the Board, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Options granted hereunder in the manner as agreed to by the Board as set forth in the definitive agreement relating to the transaction.  Without limitation, the Board may:

(a)           provide that Options granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Options will expire;

(b)           provide for the purchase by the Company of any such Option, upon the Eligible Director’s request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable;

(c)           make such adjustment to any such Option then outstanding as the Board deems appropriate to reflect such Change of Control;

(d)           cause any such Option then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change of Control.  Any such determinations by the Board may be made generally with respect to all Eligible Directors, or may be made on a case-by-case basis with respect to particular Eligible Director.

Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s Shares, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change of Control.

9.5            Prohibition on Repricings .  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, or other Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

Article 10.  Additional Provisions

10.1           Successors ..  All obligations of the Company under the Plan with respect to benefits granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

10.2            Gender and Number ..  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.3           Severability ..  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.4            Requirements of Law ..  The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Option Agreement, Eligible Directors shall not be entitled to exercise and the Company shall not be obligated to deliver any Shares or other benefits to an Eligible Director, if such exercise or delivery would constitute a violation by the Eligible Director or the Company of any applicable law or regulation.

10.5            Securities Law Compliance.

  (a)           If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to grants hereunder as it may deem advisable.  All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Eligible Director shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

  (b)            If the Committee determines that the exercise of, or delivery of Shares would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company’s equity securities are then listed, then the Committee may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

10.6            No Rights as a Shareholder .  An Eligible Director shall not have any rights as a shareholder with respect to the Shares which may be deliverable until such shares have been delivered to him or her.

10.7            Military Service ..  Options shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

10.8            Governing Law ..  The Plan and the rights of any Eligible Director receiving an Option award thereunder shall be construed and interpreted in accordance with and governed by the laws of the State of Kansas without giving effect to the principles of the conflict of laws to the contrary.